                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Unocal Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Unocal Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                               Unocal Corporation
                                               2141 Rosecrans Avenue, Suite 4000
                                               El Segundo, California 90245



                                    UNOCAL [LOGO]



                                               April 9, 2001
Dear Stockholder:

     Please accept my personal invitation to attend our Annual Meeting of Stockholders on Monday, May 21, 2001. It will be held in the auditorium at the Company's Hartley Center, 376 South Valencia Avenue in Brea, California, at 10:00 A.M. to elect four directors, ratify the appointment of independent accountants, approve the 2001 Directors' Deferred Compensation and Stock Award Plan, and vote on three stockholder proposals. Before the conclusion of the Meeting, there will be a period for questions.

     If you are a registered stockholder and plan to attend the Stockholders Meeting, please mark the attendance box on your proxy card and bring the tear-off admission ticket with you to the Meeting. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or a letter from the bank or broker are examples of proof of ownership. Stockholders will be asked for identification for admission to the Meeting.

     Your vote is important. I urge you to submit your proxy as soon as possible so that your shares will be represented. This year, most stockholders have their choice of three methods to vote by proxy (phone voting is restricted to callers in the U.S. and Canada)

          o Mail, using the  enclosed  proxy card and return  envelope
          o Phone, using the 800 number provided on the proxy card
          o Internet, using the website provided on the proxy card

     Thank you very much for your continued interest and support.

                                      Sincerely,


                                      /s/ John W. Creighton, Jr.


                                      John W. Creighton, Jr.
                                      Chairman of the Board of Directors


                                TABLE OF CONTENTS

                                                                                                             Page

Invitation from the Chairman..............................................................................   Cover

Notice of 2001 Annual Meeting of Stockholders.............................................................    i

Proxy Statement...........................................................................................    1

General Information.......................................................................................    1

Item 1.   Election of Directors...........................................................................    2
2000 Board Meetings.......................................................................................    5
Board Committee Meetings and Functions....................................................................    5
Directors' Compensation...................................................................................    7
Security Ownership of Management..........................................................................    8
Executive Compensation....................................................................................    9
   Report of the Management Development and Compensation Committee........................................    9
   Performance Graph-- Cumulative Return to Stockholders..................................................    13
Indebtedness of Management................................................................................    22
Security Ownership of Certain Beneficial Owners...........................................................    23

Item 2.   Ratification of Appointment of PricewaterhouseCoopers LLP
             as Independent  Accountants..................................................................    23
Report of the Accounting & Auditing Committee.............................................................    23
Audit Fees................................................................................................    24
All Other Fees............................................................................................    24

Item 3.   Approval of 2001 Directors' Deferred Compensation
              and Stock Award Plan........................................................................    25

Item 4.   Stockholder Proposal: Workplace code of conduct
              based on ILO conventions....................................................................    30

Item 5.   Stockholder Proposal: Executive compensation review and report..................................    32

Item 6.   Stockholder Proposal: Selection of Board of Directors candidates................................    34

Item 7.   Other Matters...................................................................................    35

Stockholder Proposals for 2002 Annual Meeting.............................................................    36

Exhibit A:  Accounting & Auditing Committee Charter.......................................................   A-1

Exhibit B:  2001 Directors' Deferred Compensation and Stock Award Plan....................................   B-1


                                 Notice of 2001
                                 Annual Meeting
                                 of Stockholders



                       UNOCAL [LOGO]


                                 Unocal Corporation



     The Annual Meeting of Stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held in the auditorium at The Hartley Center, 376 South Valencia Avenue in Brea, California, on Monday, May 21, 2001, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

     (1) To elect four directors for three-year terms that will expire at the annual meeting in 2004;

     (2) To ratify the action of the Board of Directors in appointing PricewaterhouseCoopers LLP as the Company's independent accountants for 2001;

     (3) To approve the 2001 Directors' Deferred Compensation and Stock Award Plan;

     (4) To consider and act upon the three stockholder proposals described in the accompanying Proxy Statement, if presented at the Meeting; and

     (5) To consider and act upon such other matters as may properly be brought before the Meeting and any adjournment thereof.

     Only stockholders of record at the close of business on March 22, 2001, are entitled to vote at the Annual Meeting and any adjournment thereof.


                                        By Order of the Board of Directors


                                        /s/ Brigitte M. Dewez


                                        Brigitte M. Dewez
                                        Corporate Secretary

April 9, 2001
El Segundo, California

                                        Proxy Statement



                          [LOGO HERE]


                                        Unocal Corporation
                                        2141 Rosecrans Avenue, Suite 4000
                                        El Segundo, California 90245

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the Annual Meeting of Stockholders of the Company to be held on May 21, 2001, and any adjournment thereof, pursuant to the notice of the Meeting.

     The notice of Annual Meeting and this proxy statement, proxy card and the Company's 2000 Annual Report are being sent to stockholders on or about April 9, 2001.

     Only common stockholders of record on the books of the Company at the close of business on March 22, 2001, are entitled to vote at the Meeting. A stockholder of record is entitled to one vote for each share of common stock owned. As of February 28, 2001, the Company had 243,105,407 shares of common stock outstanding. Under Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether there is a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on Item 2 (ratification of appointment of independent accountants), Item 3 (approval of the directors'
plan), and Items 4, 5 and 6 (stockholder proposals) will have the effect of negative votes. Pursuant to the rules of the New York Stock Exchange, only Items 4, 5 and 6 (stockholder proposals) are "non-discretionary." Brokers who do not receive instructions from their clients will not have discretion to vote on Items 4, 5 and 6, and these broker "non votes" will not be counted as votes cast for determining their outcome.


                               GENERAL INFORMATION

     The Board of Directors is soliciting this proxy. The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview, electronic mail, facsimile and other written communication. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $16,000 plus reimbursement of out-of-pocket expenses. The Board of Directors has appointed Messrs. Timothy H. Ling and Dennis P.R. Codon as the proxy holders for the Annual Meeting.

     All stockholders may vote by signing, dating and returning their proxy cards in the enclosed pre-addressed envelopes. Registered stockholders may instead choose to vote by telephone (from U.S. and Canada locations) or electronically through the internet, using the toll-free number or website listed on the proxy card, or in person at the Meeting. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), please read your voting card to determine whether you may vote by telephone or electronically through the internet, following the instructions on the card. A "street name" stockholder who wishes to vote at the Meeting will need to obtain a proxy from the record holder.

     A registered stockholder who has provided a proxy may revoke it at any time before the shares are voted at the Meeting by executing a later-dated proxy, by providing new instructions using the proxy telephone or internet system, by voting by ballot at the Meeting, or by filing an instrument of revocation with the Inspector of Elections. The proxy tallying agent will record your vote according to the instructions which it receives last, regardless of when you transmitted the instructions.

     Unocal's Board of Directors wishes to encourage stockholder participation in corporate governance by its policy of ensuring the confidentiality of stockholder votes. The Company retains independent third parties to receive and tabulate stockholder votes. The manner in which any stockholder votes on any particular issue shall, subject to any federal or state law requirements, be strictly confidential.

     The Board of Directors considers that some registered stockholders may want the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted. If you want the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the "OPEN BALLOT" box.

     Registered stockholders who have computer access to the World Wide Web on the internet and agree to receive future annual reports and proxy statements by accessing the Company's web site should check the "Electronic Delivery" box on the proxy card. If you check this box, we will inform you of the web address to access these documents electronically, and we will not mail paper copies of future annual reports and proxy statements to you unless you request paper copies.




                                     ITEM 1.
                              ELECTION OF DIRECTORS


     The Board of Directors is divided into three classes. Directors in each class are normally elected for three-year terms or until their successors are duly elected and qualified. There are four nominees for three-year terms expiring at the annual meeting in 2004. The terms of the other six Directors will continue as indicated below.

     If any nominee becomes unavailable or disqualified to serve as a director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

     Information about the persons nominated for election as directors, as well as those Directors continuing in office, is set forth on the following pages.

     Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting.


     The proxy holders will vote the proxies received by them FOR the four nominees, unless authorization to vote for the election of any nominee has been withheld.

NOMINEES FOR DIRECTOR--TERMS TO EXPIRE 2004

Frank C. Herringer

Chairman,
Transamerica Corporation
Age: 58
Director since 1989

     Mr. Herringer has been Chairman of Transamerica Corporation since 1996, and a director since 1986. He also served as Transamerica's President from 1986 and its Chief Executive Officer from 1991 until the company was acquired by AEGON N.V. in 1999. He served as Chairman of the Board of Directors of the combined AEGON - Transamerica operations, and he was a member of the Executive Board of AEGON N.V. with responsibilities for activities in Asia and for the non-insurance operations of Transamerica, until May 2000. He is also a director of Charles Schwab & Company, Inc., and Mirapoint, Inc.

Charles R. Larson

Former Commander-in-Chief,
U.S. Pacific Command,
U.S. Navy
Age: 64
Nominee for director

     Adm. Larson served as Superintendent of the U.S. Naval Academy from 1994 until he retired in 1998 with more than 40 years of naval service. He was Commander-in-Chief of the U.S. Pacific Command from 1991 to 1994. He is also a director of Northrop Grumman Corporation and Constellation Energy Group Inc.

Marina v.N. Whitman

Professor of Business Administration and Public Policy,
University of Michigan
Age:  66
Director since 1993

     Dr. Whitman has been a Professor at the University of Michigan since 1992. She is also a director of Alcoa, Inc., Procter & Gamble Company, J.P. Morgan Chase & Co., and Intelliseek. Dr. Whitman also serves as a member, director, or trustee of several educational and professional organizations.

Charles R. Williamson

Chief Executive Officer,
Unocal Corporation
Age:   52
Director since 2000

         Mr. Williamson has been Chief Executive Officer of the Company since January 1, 2001. He was Executive Vice President, International Energy Operations, from March 1999 through December 2000. He served as Group Vice President, Asia Operations, in 1998 and 1999, having previously served as Group Vice President, International Operations, since 1996. Mr. Williamson was Vice President, Planning and Economics, from 1995 to 1996.

CONTINUING DIRECTORS--TERMS TO EXPIRE 2002

James W. Crownover

Former Director,
McKinsey & Company, Inc.
Age: 57
Director since 1998

     Mr. Crownover completed a 30-year career with McKinsey & Company, Inc., at the end of 1998. He headed that firm's regional practice in the Southwest between 1984 and 1994. He also co-headed the energy practice for several years and served on McKinsey's Shareholders Committee (its 20-person elected board of directors) between 1990 and 1998. Currently, Mr. Crownover serves as a director of Great Lakes Chemical Corporation, Altra Energy Technologies, and Xpedior Inc.

Timothy H. Ling

President and Chief Operating Officer,
Unocal Corporation
Age 43
Director since 2000

     Mr. Ling has been President and Chief Operating Officer since January 1, 2001. He was Executive Vice President, North American Energy Operations from March 1999 through December 2000 and Chief Financial Officer from October 1997 to May 2000. He was a partner of McKinsey & Company, Inc., from 1994 to October 1997. Mr. Ling is also a director of Pure Resources, Inc.

Donald B. Rice

President and Chief Executive Officer,
UroGenesys, Inc. (biotechnology)
Age: 61
Director since 1998

     Dr. Rice has been President and Chief Executive Officer of UroGenesys, Inc. since its founding in 1996. From 1993 until 1996 Dr. Rice was President and Chief Operating Officer and a director of Teledyne, Inc. He is also a director of Wells Fargo & Company, Vulcan Materials Company, Amgen Inc., and Scios Inc., where he also serves as Chairman of the Board.


CONTINUING DIRECTORS--TERMS TO EXPIRE 2003

John W. Amerman

Former Chairman of the Board & Chief Executive Officer,
Mattel, Inc. (children's toys)
Age: 69
Director since 1991

     Mr. Amerman served as the Chairman and Chief Executive Officer of Mattel, Inc. from 1987 through 1996. He continued to serve as Chairman through October 1997 and stepped down as director of Mattel in 1998. Mr. Amerman is also a director of Aegis Group plc.

John W. Creighton, Jr.

Chairman of the Board of Directors,
Unocal Corporation
Age:  68
Director since 1995

     Mr. Creighton was elected Chairman of the Board of Unocal effective January 1, 2001. He was Weyerhaeuser Company's President and Chief Executive Officer from 1991 through 1997 and a director of that company from 1988 through 1998. Mr. Creighton is also a Director of UAL Corporation (United Airlines).

Kevin W. Sharer

Chairman, President and Chief Executive Officer
Amgen, Inc. (biotechnology)
Age:  53
Director since 1997

     Mr. Sharer became Chairman of the Board of Amgen, Inc. in January, 2001. He has been Amgen's Chief Executive Officer since May 2000, and its President, Chief Operating Officer and a director since 1992.


2000 BOARD MEETINGS

     The Board of Directors held 13 meetings in 2000.


BOARD COMMITTEE MEETINGS AND FUNCTIONS

     The following table shows the standing committees of the Board of Directors and their members, the number of committee meetings held during 2000 and the functions performed by the committees.


--------------------------------------------------------------------------------------------------------------------
         Committee                                        Committee Functions
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

  ACCOUNTING & AUDITING*                                  Assists the Board in fulfilling its oversight
  Meetings: 9                                             responsibilities for the reliability of the Company's
                                                          financial reporting, including: disclosures that
  James W. Crownover**                                    reasonably portray its financial condition, results of
  John W. Creighton, Jr.                                  operations and plans and long term commitments,
  Marina v.N. Whitman                                     the adequacy of internal operating policies and
                                                          controls,   and  quality  and   performance   of  the
                                                          Internal  Audit Department, Comptroller group and
                                                          independent accountants.
--------------------------------------------------------------------------------------------------------------------



                                                                                      (Table continued on next page)


                                       5






--------------------------------------------------------------------------------------------------------------------
  BOARD GOVERNANCE*                                       Recommends to the Board the composition, role,
  Meetings: 7                                             structure and procedures of the Board and its
                                                          committees.
  John W. Amerman**
  Frank C. Herringer                                      Makes recommendations to improve the functionality and
  Donald B. Rice                                          effectiveness of the Board and its committees.
  Kevin W. Sharer
                                                          Identifies and presents candidates for election as directors of the Company. Considers qualified candidates for directors recommended by stockholders, who may recommend candidates by writing to the Corporate Secretary of the Company.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  EXECUTIVE                                               Has the powers and authority of the Board during
  Meetings: 1                                             the periods between Board meetings, except for
                                                          those powers specifically reserved to the full Board
  John W. Creighton, Jr.**                                by the Delaware General Corporation Law or the
  John W. Amerman                                         Company's Bylaws.
  Frank C. Herringer
  Donald B. Rice
  Charles R. Williamson
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  CORPORATE RESPONSIBILITY*                               Reviews the implementation of the Company's
  Meetings: 7                                             Vision and Values Statement as it relates to
                                                          corporate responsibility.
  Marina v.N. Whitman**
  John W. Creighton, Jr.                                  Reviews significant legal or other matters involving
  James W. Crownover                                      health, environment, safety, human resources,
                                                          community affairs and development, or ethical
                                                          conduct.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  MANAGEMENT DEVELOPMENT                                  Establishes the base salaries of senior officers.
  AND COMPENSATION*
  Meetings: 9                                             Administers all management incentive compensation
                                                          programs.
  Frank C. Herringer**
  John W. Amerman                                         Reviews the performance of the Chief Executive
  Donald B. Rice                                          Officer and succession plans for senior
  Kevin W. Sharer                                         management.

                                                          Reviews  the  responsibilities  and  performance  of
                                                          senior officers.

                                                          (Retains an outside consultant to advise it
                                                          on these matters).
--------------------------------------------------------------------------------------------------------------------
RETIREMENT  PLAN*                                         Oversees  the  management  of the assets of the
Meetings:  4                                              Company's  Retirement  Plan,  which  includes  setting
                                                          investment   objectives, establishing asset allocation
James W. Crownover**                                      strategy and supervising the selection  and
John W.  Creighton,  Jr.                                  replacement  of  investment  managers, consultants
John W. Amerman                                           and trustees.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  *   Composed entirely of non-employee directors
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  **  Serves as Chair of the Committee
--------------------------------------------------------------------------------------------------------------------

                                       6

DIRECTORS' COMPENSATION

Cash Compensation and Expenses

     The annual retainer for each non-employee Director is $25,000. The Chairman also receives an annual retainer of $200,000. Non-employee Directors receive $3,000 for each one-day Board meeting attended, $1,000 for each Board committee meeting attended, and an annual retainer fee of $6,000 for chairing a committee. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings and Company business. The Chairman receives a monthly office expense allowance of $3,000. Directors who are also employees of the Company receive no additional compensation for services as Directors.

Stock Compensation

     The Directors' Restricted Stock Units Plan (the "1991 Directors' Plan") for non-employee Directors was approved by the Company's stockholders in 1991 for a term of 10 years and authorizes the issuance of up to an aggregate of 300,000 shares of common stock. The 1991 Directors' Plan is administered by the Management Committee. The 1991 Directors' Plan was amended such that, beginning with the annual grant for 1996 and for elective deferred compensation after August 31, 1996, restricted stock units replaced restricted shares.

     Under the 1991 Directors' Plan each non-employee Director receives an annual grant of restricted stock units equal in value to 20 percent of the Directors' fees earned during the prior year.

     The 1991 Directors' Plan also has allowed each non-employee director to make an annual election to defer all or a portion of cash fees for the following year into restricted stock units which are ultimately to be paid out in shares of common stock. This provided the non-employee directors with an opportunity to increase their stockholdings, which further aligns the interests of the non-employee directors with those of other stockholders. In consideration for foregoing the current cash compensation, the value of the restricted stock units is equal to 120 percent of the fees deferred. Six of the seven outside directors elected to defer some or all of their 2000 cash fees into restricted stock units.

     The restriction period for the restricted stock units is generally five years, subject to the provisions of the 1991 Directors' Plan. Each director may elect to defer the receipt of his or her compensation for a longer period of time. The restricted stock units accumulate in each Director's account, and dividend equivalent amounts are credited as additional restricted stock units. At the end of the later of the restriction or deferral period for each annual grant or annual elective deferral, shares of common stock are issued equal to the number of accumulated restricted stock units.

     Restricted stock units cannot be sold, transferred, or pledged, and are subject to certain risks of forfeiture during the restricted period if the director is dismissed for cause, refuses to stand for reelection or resigns for a reason other than "Good Cause," as broadly defined in the 1991 Plan.

     Except for dividend equivalents, no additional restricted stock units will be credited under the 1991 Directors' Plan after April 30, 2001, the plan's expiration date (see, however, the paragraph captioned "Accounting Considerations" under Item 3 on page 28 of this proxy statement). Stockholders will be voting on a new directors' plan at the Annual Meeting. The new plan is described in Item 3, starting on page 25 of this proxy statement, and the full text of the plan is attached as Exhibit B. Directors will have the choice of rolling over their restricted stock units outstanding under the 1991 Directors' Plan into restricted stock units under the new plan, subject to the terms and conditions of the new plan. If the new plan is approved, the directors' compensation will be increased as described in Item 3 to include, among other benefits, stock options.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership of shares of the Company's common stock as of February 28, 2001, by all directors, director nominees, named executive officers, and all directors and executive officers as a group.

--------------------------------------------------------------------------------------------------------------------
                                         Sole            Shared
                                       Voting or       Voting or      Acquirable       Total         Restricted
                                      Investment       Investment     Within 60      Beneficial         Stock
                Name                     Power           Power         Days(A)       Ownership        Units(B)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
John W. Amerman                                          7,574                          7,574          11,913
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Roger C. Beach                        196,003          105,136        326,894         628,033
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Dennis P.R. Codon                     121,123                          42,872         163,995
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
John W. Creighton, Jr.                  1,000                                           1,000          16,310
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
James W. Crownover                      5,000                                           5,000           5,939
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Terry G. Dallas                                                         16,250         16,250
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Charles R. Larson
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Frank C. Herringer                       400(C)         51,332                         51,732          13,828
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Timothy H. Ling                      209,969                            55,000        264,969
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Donald B. Rice                                           7,200                          7,200             555
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Lucius E. Scott, Jr.                  30,028                            54,454         84,482
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Kevin W. Sharer                        1,000                                            1,000          8,556
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Marina v.N. Whitman                    3,890                                            3,890          6,674
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Charles R. Williamson                 195,010           12,339          44,270        251,619
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
All directors and executive           803,136          176,381         589,257      1,568,774         63,775
officers as a group
(15 persons, including
those listed above)(D)
--------------------------------------------------------------------------------------------------------------------

[FN]


(A) Reflects the number of shares that could be purchased by exercise of options exercisable on or within 60 days from February 28, 2001. Excludes shares underlying performance stock options that were forfeited March 30, 2001, because the vesting conditions were not met.

(B) Represents restricted stock units granted under the Directors' Restricted Stock Units Plan. The units are evidenced by bookkeeping entries, and participants have no voting or investment power. Each unit is converted into one share of common stock at the end of the later of the restriction or deferral period. For this disclosure, the units have been rounded to the nearest whole number.

(C)  Held by Mr. Herringer as custodian for his daughter.

(D) The 1,568,774 shares beneficially owned by all directors, director nominees and executive officers as a group were less than one percent (1%) of the common stock outstanding. No 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust were owned by directors or executive officers.

                                       8

                             EXECUTIVE COMPENSATION

         Report of the Management Development and Compensation Committee


     This report of the Management Development and Compensation Committee of the Board of Directors (the "Committee") describes the executive compensation programs and policies of the Company, including its short-term and long-term incentive compensation plans. Key elements of the compensation program are:


     o Compensation Committee members are non-employees

     o Salaries are based on comparisons with petroleum and energy industry averages

     o Long-term incentives are based on stock performance

     o Short-term incentives use a combination of stock performance, financial performance and operational results

     o The peer group of companies was changed for 2001 to reflect the current business mix of the Company and changes in the petroleum industry

     o Committee retains and is assisted by an outside consultant, Strategic Compensation Associates


     The Committee, composed entirely of non-employee directors, is responsible for setting and administering the annual and long-term compensation programs. The Committee reviews and determines executive officer salaries and incentive awards under the Management Incentive Program. The Committee also administers the Executive Stock Purchase Program. The Committee is assisted by an outside consultant, and has delegated certain administrative responsibilities with respect to salaries and incentive awards for non-executive officers to the Chief Executive Officer ("CEO"). The consultant and the CEO are present at Committee meetings but cannot vote. The Committee meets outside the presence of the CEO on certain matters, including CEO compensation and certain succession issues. The Committee met nine times in 2000.

     The 1998 Management Incentive Program, consisting of the Revised Incentive Compensation Plan, the Performance Stock Option Plan and the Long-Term Incentive Plan of 1998, was developed to reinforce the goal of creating value for the stockholders. The Program, approved by the stockholders in 1998 and subsequently amended with stockholder approval in 2000, explicitly links short-term and long-term incentive compensation to the Company's share price plus dividends (Total Shareholder Return or "TSR") compared to that of a group of companies in energy and energy-related businesses (the "Peer Group").

     The Peer Group is designed to have a composite business mix that is similar to that of the Company as of the beginning of an award period. Therefore, the effects of commodity prices and other external events should be similar for the Company and the Peer Group. The companies comprising the Peer Group are reviewed periodically and changed as the lines of business of these companies, and of Unocal, change. Once the Peer Group is established for a particular award, it is not altered for the award period. The Peer Group for 2000 Awards under the Management Incentive Program consisted of 15 companies that, as a group, reflected Unocal's current lines of business. For 2001 Awards, three companies were
                                       9
added and two companies were deleted, resulting in a Peer Group of 16 companies. These changes, in part, reflected continuing restructuring in the petroleum industry.

     It is the Committee's belief and intention that applicable executive compensation paid or accrued in 2000 under the Management Incentive Program will be fully deductible as performance-based compensation under the requirements of
Section 162(m) of the Internal Revenue Code.

Salary

     The base salaries of the CEO and the other executive officers are reviewed annually and when there is a significant change in the executive's responsibilities. The Committee considers the responsibilities, experience and performance of the executive officers and survey data on the compensation paid by energy and petroleum-related companies for similar positions. In 2000, the Committee selected a group of 11 companies to use to compare salary and other compensation ("Compensation Peer Group"). All of these companies were also part of the Peer Group used for comparative stockholder returns. Following such a review in 2000, the salary of the former CEO, Mr. Beach, was increased to $950,004. For 2001, the Compensation Peer Group remains at 11 companies, but four of the companies were changed, as a result of acquisitions in the industry and in order to utilize companies of similar asset size to Unocal's.

     The objective of the Committee is to establish base salaries that are near the median paid by the companies in the Compensation Peer Group, with adjustments for reporting relationships, responsibilities and job scope. After increases to the base salary of the executive officers for 2000, the salaries of those officers as a group and that of the CEO were at approximately the estimated median of comparative salaries of the surveyed companies.

Revised Incentive Compensation Plan

     The Revised Incentive Compensation Plan is the Company's annual bonus plan for senior and middle management. Each award period under the Plan is one year. The annual bonus pool for a calendar year equals 2% of the Company's "Net Cash Provided by Operating Activities," which is the maximum amount of annual cash bonuses which could be granted in a calendar year.

     The Committee establishes a percentage of this bonus pool as the maximum target award for the CEO and certain other executive officers. The Committee also establishes individual target awards for the remaining participants based on salary grade.

     For calendar year 2000 the Committee approved a bonus award payout based one-half on Comparative Return to Shareholders and one-half on a combination of financial performance (Return on Capital Employed and Free Cash Flow) and an evaluation of activities affecting future performance. While the Company met the financial and future performance measures, the Company's TSR of 10% was below the 30th percentile established for any payment under that criteria. Therefore, awards were reduced to 50% of target amounts.

     The Plan provides for deferral of awards into restricted stock. The Committee determined in early 2000 that to better align senior management with stockholders, a minimum of 50% of awards for calendar year 2000 performance would be paid in the form of restricted stock. This portion of the award was increased by 50% to compensate for foregoing cash compensation and for the risk of forfeiture. A recipient could elect to receive up to an additional 50% of the award in the form of restricted stock, which was increased by 25%. The restriction period varies between four and five years, depending on the percentage of the award deferred. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period, unless the participant retires at or after age 65. Mr. Beach was not eligible for deferrals since he retired prior to payment of his 2000 award. The Company's other seven executive officers had an average of 70% of their awards deferred into restricted stock.

Performance Stock Option Plan

     The Performance Stock Option Plan ("PSOP") was approved by the stockholders in 1998 as part of the 1998 Management Incentive Program. Initial awards of 3,000,000 shares under the PSOP were made in 1998, including 750,000 to Mr. Beach. These grants were made in lieu of market price options for the years 1998 through 2000. In order for the options to have become exercisable after the three year performance period that ended March 30, 2001, either (i) the fair market value of the shares had to be greater than $51.012 for 10 trading days (during a 20 consecutive trading day period) or (ii) the Company's Comparative Return to Stockholders had to be in the top quartile of the Peer Group for the performance period. Since neither condition was met during the three-year performance period, the options were forfeited.

Executive Stock Purchase Program

     The Executive Stock Purchase program was approved by stockholders at the 2000 Annual Meeting. Mr. Beach and nine other participants (including 3 executive officers) received interest-bearing, full recourse loans to purchase shares of Unocal common stock (see page 22 of this proxy statement). By having the executive invest in the shares of the Company, the Program links the participant's interests with other stockholders by having his assets subject to the risks and rewards of Unocal stock ownership.

     The program resulted in the participants acquiring 1,150,310 shares of stock, which they continue to hold, thus aligning their interests with those of other stockholders. A total of 599,690 shares remain available under the Program.

Long-Term Incentive Plan

     The Long-Term Incentive Plan of 1998 (the "1998 Plan") is administered by the Committee. Awards may be in the form of non-qualified stock options, performance shares, performance bonus awards and restricted stock. The previous plan, The Long-Term Incentive Plan of 1991 (the "1991 Plan"), also provided for grants of non-qualified stock options, performance shares and restricted stock.

     In 1997, the Committee awarded a target number of performance share units to the CEO and certain other of the executive officers for the 1997 through 2000 performance period under the 1991 Plan. Each unit is the equivalent of one share of the Company's common stock. The awards are dependent on the executive's level of responsibility and base compensation. Mr. Beach's award was 15,000 units.

     The actual payout of awards at the end of the four-year performance period is determined by how the Company's return to stockholders for the period compares to that of the Peer Group. The maximum number of shares that can be paid out is 200% of the performance shares granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award of performance shares. During the 1997 to 2000 performance period, the Company's average annual return to stockholders was slightly below the average of the Peer Group. Therefore, for that performance period, 84.6% of the performance shares awarded was paid out to the participants, including Mr. Beach. These payouts were made in cash.

     Option grants are normally made in February or March of each calendar year. Prior option grants are not considered in making these awards. Currently, the only numerical restrictions on grants are the total number of shares available under the 1998 Plan and the limitation that no person may be granted during any 12-month period options to acquire more then 100,000 shares. The option exercise price under the 1998 Plan is the fair market value on the date of grant. Exercise of the option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted. Mr. Beach and other recipients of initial PSOP grants were not eligible for stock option grants in 1998, 1999 and 2000 except in the event of a promotion. In connection with Mr. Williamson's promotion to Chief Executive Officer and Mr. Ling's promotion to President and Chief Operating Officer, each received 100,000 options in December, 2000.

     The number of options granted to the executive officers is determined by reviewing option grants for similar positions by the surveyed companies. The compensation value of the option grants to the executive officers as a group is also compared to option grants and compensation data available from the proxy statements of other large public companies. Since the total number of shares available under the 1998 Plan and the PSOP is less than five percent of the outstanding shares, individual grants during the term of the 1998 Plan were not of such magnitude as to warrant review of possible dilutive effects on the Company's stock.

         In 2000 the stockholders approved Performance Bonus Awards under the 1998 Plan. Performance Bonuses are payable based on the Company's comparative TSR and absolute share price. The payment matrix for the CEO and other executive officers is indicated on page 18 of this proxy statement. Performance Bonus Awards were made only to participants in the Executive Stock Purchase Program.

         As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs to share price and the creation of stockholder value. The Long-Term Incentive Plan of 1998 also provides for grants of restricted stock to executives, managers and technical employees whose performance and potential is exceptional. During the restriction period, the award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on contributions to the success of the Company and its stockholders, including an Annual Incentive Plan, Chairman's Awards and Special Recognition Awards.


                                 Management Development
                                 and Compensation Committee
                                 of the Board of Directors

                                 Frank C. Herringer, Chair
                                 John W. Amerman
                                 Donald B. Rice
                                 Kevin W. Sharer

                                Performance Graph

Cumulative Return To Stockholders*
December 31, 1995 to December 31, 2000

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG UNOCAL, S&P EXPLORATION & PRODUCTION AND S&P 500

                        [PERFORMANCE GRAPH APPEARS HERE]

                                        S&P
Measurement Period                      EXPLORATION
(Fiscal Year Covered)   UNOCAL          & PRODUCTION    S&P 500
---------------------   ------          ------------    -------
Measurement Pt - 1995   $100            $100            $100
FYE     1996            $144            $134            $122
FYE     1997            $139            $123            $164
FYE     1998            $107            $84             $210
FYE     1999            $125            $100            $254
FYE     2000            $125            $157            $229

* Share price changes plus reinvested dividends.


NOTE: The S&P Oil & Gas Exploration & Production Index consists of Unocal and six other companies, which are also included in the Peer Group of companies used to compare Unocal's stockholder return for incentive compensation purposes, as explained in the Report of the Management Development and Compensation Committee beginning on page 9.


     The preceding Report of the Management Development and Compensation Committee and Performance Graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

                           SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------------
                                              Annual Compensation                       Long Term Compensation
                                       -----------------------------------    ----------------------------------------
                                                                                    Awards                  Payouts
                                                                              -------------------------   -----------
                                                                  Other       Restricted    Securities
                                                                  Annual        Stock       Underlying      LTIP          All Other
        Name and                       Salary     Bonus        Compensation     Awards      Options/SARs   Payouts      Compensation
   Principal Position          Year   (Dollars) (Dollars)       (Dollars)(A)  (Dollars)(B)   (Number)     (Dollars)(C)    (Dollars)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Roger C. Beach                 2000   $915,386  $593,753(E)   $ 6,011         None          None          $461,789     $ 57,715(F)
------------------------------------------------------------------------------------------------------------------------------------
  Former Chief                 1999    873,336   413,269(G)   191,591(H)      None          None           616,366       61,288(I)
------------------------------------------------------------------------------------------------------------------------------------
  Executive Officer(D)         1998    848,339   237,450(E)    11,696         $263,513(J)    750,000(K)    564,171       57,974(L)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Williamson          2000    436,931   186,761(N)     5,247         155,640(O)     100,000       113,908       26,321(P)
------------------------------------------------------------------------------------------------------------------------------------
  Chief Executive Officer(M)   1999    348,336   137,756(G)     5,465         None           None          104,782       22,127(Q)
------------------------------------------------------------------------------------------------------------------------------------
                               1998    291,668    55,000(E)     4,943         61,697(J)      300,000 (K)    87,446       18,170(R)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Timothy H. Ling                2000    492,310   186,761(N)     5,644         155,640(O)     100,000          None       26,469(T)
------------------------------------------------------------------------------------------------------------------------------------
  President and                1999    452,500   165,308(G)     5,264         522,813(O)     None             None       39,464(U)
------------------------------------------------------------------------------------------------------------------------------------
  Chief Operating Officer(S)   1998    396,668    95,000(E)     5,937         106,573(J)     350,000 (K)      None       20,847(V)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Terry G. Dallas                2000    213,464   121,861(X)      None         None            65,000          None        2,608(Y)
------------------------------------------------------------------------------------------------------------------------------------
  Executive Vice President and
------------------------------------------------------------------------------------------------------------------------------------
  Chief Financial Officer(W)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Dennis P.R. Codon              2000    335,004   146,219(Z)     5,247         None            None           98,515       20,250(AA)
------------------------------------------------------------------------------------------------------------------------------------
  Senior Vice President,       1999    296,672    64,049(G)     7,077         None            161,717(BB)   141,764       17,951(CC)
------------------------------------------------------------------------------------------------------------------------------------
  Chief Legal Officer and      1998    283,336    40,000(E)     5,661         58,214(J)       11,761        126,938        8,865(DD)
-----------------------------------------------------------------------------------------------------------------------------------
  General Counsel
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lucius E. Scott, Jr.           2000    320,004    57,468(EE)    4,665         47,919(O)       None          113,908    1,098,804(FF)
------------------------------------------------------------------------------------------------------------------------------------
  Former Group Vice President, 1999    313,340    66,123(G)       549         None            None          154,092       20,134(GG)
------------------------------------------------------------------------------------------------------------------------------------
  Diversified Business Group   1998    306,672    45,000(E)       750         50,493(J)       300,000(K)    126,938       19,186(HH)
------------------------------------------------------------------------------------------------------------------------------------

[FN]

(A) Except for compensation reported for Mr. Beach for 1999, this column excludes perquisites because their value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.

(B) Aggregate restricted stockholdings at year-end 2000 and value (based on the closing price of Unocal common stock as reported on the New York Stock Exchange Composite Transactions on December 29, 2000): Mr. Beach 49,705 shares, $1,922,962; Mr. Williamson 10,087 shares, $390,241; Mr. Ling 27,606 shares,  $1,068,007; Mr. Codon 14,592 shares, $564,528; and Mr. Scott 8,667 shares, $335,305. Mr. Beach's restricted stock became vested upon his termination of employment on December 31, 2000. Dividends are paid on restricted stock.

(C) Represents payout at the end of the four-year performance period of performance share units awarded under the Long-Term Incentive Plan of 1991. The dollar values listed for 1999 and 1998 were paid one-half in cash and one-half in shares of Unocal common stock.

(D)  Mr. Beach was Chief Executive Officer through December 31, 2000.

(E)  Amount paid in cash under the Revised Incentive Compensation Plan.

(F) Amount consisted of Company contributions of $10,200 allocated to the Unocal Savings Plan and $45,229 allocated to the Unocal Supplemental Savings Plan; and $2,286 reportable accumulated interest on deferred cash bonuses.

(G) Amount shown is the value of restricted stock awarded under the Long-Term Incentive Plan of 1998 in lieu of an annual bonus. Valuation for purposes of this disclosure was based on the closing market price of Unocal common stock on January 24, 2000, the date of the award.

(H) Includes $150,837 for relocation assistance and payment of taxes on the assistance amount.

(I) Amount consisted of Company contributions of $9,600 allocated to the Unocal Savings Plan and $49,798 allocated to the Unocal Supplemental Savings Plan; and $1,890 reportable accumulated interest on deferred cash bonuses.

(J) Represents the value of a restricted stock award elected in lieu of a portion of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 20%. The number of restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on January 26, 1999, the date of the award.

(K) Performance stock options granted at the option price of $51.012 in tandem with limited stock appreciation rights ("TLSARs"). The options and TLSARs were forfeited on March 30, 2001, because the vesting conditions were not met.

(L) Amount consisted of Company contributions of $9,600 allocated to the Unocal Savings Plan and $45,788 allocated to the Unocal Supplemental Savings Plan; and $2,586 reportable accumulated interest on deferred cash bonuses.

(M) Mr. Williamson became Chief Executive Officer January 1, 2001. During 2000, Mr. Williamson served as Executive Vice President, International Energy Operations.

(N) Represents the value of 5,359 shares of restricted stock awarded under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure was based on the closing market price on February 5, 2001, the date of the award.

(O) Represents the value of a restricted stock award elected in lieu of all or a portion of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 25% to compensate for the risk of forfeiture and to promote management stock ownership. The number of restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure was based on the closing market price on the date of the award.

(P) Amount consisted of Company contributions of $10,200 allocated to the Unocal Savings Plan and $16,121 allocated to the Unocal Supplemental Savings Plan.

(Q) Amount consisted of Company contributions of $9,600 allocated to the Unocal Savings Plan and $12,527 allocated to the Unocal Supplemental Savings Plan.

(R) Amount consisted of $9,600 Company contributions allocated to the Unocal Savings Plan and $8,570 allocated to the Unocal Supplemental Savings Plan.

(S) Mr. Ling became President and Chief Operating Officer on January 1, 2001. During 2000, Mr. Ling served as Executive Vice President, North American Energy Operations. He also served as Chief Financial Officer until May, 2000.

(T) Amount consisted of Company contributions of $6,646 allocated to the Unocal Savings Plan and $19,470 allocated to the Unocal Supplemental Savings Plan; and $353 reportable accumulated interest on deferred cash bonuses.

                                              (Footnotes continued on next page)

(U) Amount consisted of $6,075 Company contributions allocated to the Unocal Savings Plan and $33,139 allocated to the Unocal Supplemental Savings Plan; and $250 reportable accumulated interest on deferred cash bonuses.

(V) Amount consisted of $6,200 Company contributions allocated to the Unocal Savings Plan and $14,552 allocated to the Unocal Supplemental Savings Plan; and $95 reportable accumulated interest on a deferred cash bonus.

(W) Mr. Dallas became Executive Vice President in February, 2001. He has been Chief Financial Officer since joining the Company in May, 2000.

(X) Paid in a combination of $50,000 cash and 2,062 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on February 5, 2001, the date of the award.

(Y) Amount of Company contributions allocated to the Unocal Supplemental Savings Plan.

(Z) Paid in a combination of $60,000 cash and 2,474 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on February 5, 2001, the date of the award.

(AA) Amount consisted of Company contributions of $10,200 allocated to the Unocal Savings Plan and $9,987 allocated to the Unocal Supplemental Savings Plan; and $63 reportable accumulated interest on deferred cash bonuses.

(BB) Number shown includes 150,000 performance stock options granted at the option price of $51.012 with TSLARs. The performance options and TSLARs were forfeited on March 30, 2001, because the vesting conditions were not met.

(CC) Amount consisted of Company contributions of $9,600 allocated to the Unocal Savings Plan and $8,249 allocated to the Unocal Supplemental Savings Plan; and $102 reportable accumulated interest on deferred cash bonuses.

(DD) Amount consisted of Company contributions of $1,300 allocated to the Unocal Savings Plan and $7,444 allocated to the Unocal Supplemental Savings Plan; and $121 reportable accumulated interest on deferred cash bonuses.

(EE) Represents the value of 1,649 shares of restricted stock awarded under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on February 5, 2001, the date of the award.

(FF) Amount consisted of $10,200 Company contributions allocated to the Unocal Savings Plan and $9,099 allocated to the Unocal Supplemental Savings Plan; $56,093 paid in lieu of accrued vacation; and $1,023,412 for payments under a termination agreement. The termination agreement is described on page 20 under the caption "Employment Contracts, Termination of Employment and Change of Control Arrangements."

(GG) Amount consisted of $9,600 Company contributions allocated to the Unocal Savings Plan and $10,534 allocated to the Unocal Supplemental Savings Plan.

(HH) Amount consisted of $9,600 Company contributions allocated to the Unocal Savings Plan and $9,586 allocated to the Unocal Supplemental Savings Plan.


                            OPTION/SAR GRANTS IN 2000

------------------- ---------------------- -------------- -------------- ------------- -----------------------------
                          Number of        % of Total                                       Potential Realizable
                         Securities          Options                                      Value at Assumed Annual
                     Underlying Options     Granted to       Exercise                      Rates of Stock Price
                         Granted (A)       Employees in       Price        Expiration     Appreciation for Option
    Name                     (#)             2000 (B)        ($/Sh)          Date                 Term (C)
------------------- ---------------------- -------------- -------------- ------------- -----------------------------
                                                                                            5%            10%
                                                                                           ($)            ($)
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------
Mr. Williamson             100,000              3.7%         $35.2500      12/04/2010   $2,216,854    $5,617,942
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------
Mr. Ling                   100,000              3.7           35.2500      12/04/2010    2,216,854     5,617,942
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------
Mr. Dallas                  65,000              2.4           37.0625      06/12/2010    1,515,046     3,839,425
------------------- ---------------------- -------------- -------------- ------------- ------------- ---------------

[FN]

(A) The options were granted pursuant to the Long-Term Incentive Plan of 1998. The exercise price of the options is the average of the highest and lowest trading prices of transactions in Unocal common stock as reported in the New York Stock Exchange Composite Transactions quotations for the date of grant. The maximum option exercise period is ten years from the date of the grant. The optionees may pay for option stock with cash, Unocal stock they already own, or with proceeds from the sale of stock acquired by exercise of the option (a cashless exercise). The options become exercisable in four equal installments 6 months, 1 year, 2 years and 3 years from the date of grant. Vesting of options ceases upon termination of employment. Upon a change of control (as defined in the Long-Term Incentive Plan of 1998), any unvested options would vest. The options cease to be exercisable upon termination of employment, with the following exceptions: a participant who retires at or after age 65 or under conditions determined by the Management Development and Compensation Committee to be for the convenience of the Company is granted three years in which to exercise vested options.

(B) The number of securities underlying all options granted to employees in 2000: 2,705,057.

(C) Use of the assumed stock price appreciation of 5% and 10% each year for the option period is specified in Securities and Exchange Commission Regulation S-K. No valuation method can accurately predict future stock price or option values because there are too many unknown factors. If the stock price does not increase, the options will have no value.

                     AGGREGATED OPTION/SAR EXERCISES IN 2000
                     AND DECEMBER 31, 2000 OPTION/SAR VALUES

------------------- ------------- ------------ ------------------------------------ --------------------------------
                       Shares                         Number of Securities               Value of Unexercised
                    Acquired on      Value           Underlying Unexercised          in-the-Money Options/SARs at
                      Exercise     Realized         Options/SARs at 12/31/00            12/31/00 (Dollars) (A)
       Name           (Number)     (Dollars)   ------------------------------------ --------------------------------
                                                Exercisable    Unexercisable(B)      Exercisable    Unexercisable
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
Mr. Beach               None           $0         326,894            750,000          $2,737,736        $    0
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
Mr. Williamson          None            0          44,270            400,000             338,744       343,750
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
Mr. Ling                None            0          55,000            450,000                   0       343,750
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
Mr. Dallas              None            0          16,250             48,750              26,406        79,219
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
Mr. Codon               None            0          36,996            158,812              81,405         9,725
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------
Mr. Scott               None            0          54,454            300,000             391,336             0
------------------- ------------- ------------ --------------- -------------------- -------------- -----------------

[FN]

(A)  The price of $38.6875,  which was the closing  price of Unocal common stock
     as  reported  in  the  new  York  Stock  Exchange  composite   Transactions
     quotations for December 29, 2000, was used to value options.


(B) Amounts include securities underlying performance stock options: Mr. Beach, 750,000; Mr. Williamson, 300,000; Mr. Ling, 350,000; Mr. Codon, 150,000.
     The performance stock options and tandem limited stock appreciation rights were forfeited on March 31, 2001, because the vesting conditions were not met.

                                       17

                   LONG-TERM INCENTIVE PLANS - AWARDS IN 2000

                             Performance Share Units

-------------------- -------------------- ----------------- ---------------------------------------------------------
                                                                            Estimated Future Payouts
                                                            ---------------------------------------------------------
       Name                                                    Threshold           Target             Maximum
                         Performance          Period           Number of         Number of           Number of
                       Share Units (A)    Until Maturation       Shares            Shares            Shares (A)
                             (#)             or Payout            (#)               (#)                 (#)

-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------
Mr. Beach                   6,263 (B)        12/31/2003            0               6,263 (B)           12,526 (B)
-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------
Mr. Williamson              8,500            12/31/2003            0               8,500               17,000
-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------
Mr. Ling                    8,500            12/31/2003            0               8,500               17,000
-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------
Mr. Dallas                  6,000            12/31/2003            0               6,000               12,000
-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------
Mr. Scott                   1,869 (C)        12/31/2003            0               1,869 (C)            3,378 (C)
-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------
Mr. Codon                   4,800            12/31/2003            0               4,800                9,600
-------------------- -------------------- ----------------- ----------------- ----------------- ---------------------

                                              Performance Bonus Awards

-------------------- ------------------------- ---------------- -----------------------------------------------------
                                                                            Estimated Future Payouts (E)
                                                                ---------------- --------------- --------------------
                                                   Period
                           Performance              Until          Threshold         Target            Maximum
                         Bonus Awards (D)        Maturation         Amount         Amount (E)          Amount
Name                           ($)                or Payout           ($)              ($)               ($)
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
Mr. Beach                  $ 5,000,000           03/16/2004           $ 0             $ 0          $  6,100,000
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
Mr. Williamson               5,000,000           03/16/2004             0               0             6,100,000
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
Mr. Ling                     5,000,000           03/16/2004             0               0             6,100,000
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------
Mr. Codon                    2,500,000           03/16/2004             0               0             3,050,000
-------------------- ------------------------- ---------------- ---------------- --------------- --------------------

                   Performance Bonus Awards Payout Matrix (E)

------------------------ --------------------------------------------------------------------------------------------
                                                             Ending Stock Price
                         --------------------------------------------------------------------------------------------
                         -------------- --------------- -------------- --------------- -------------- ---------------
 Relative Stock Price       $15.91          $15.92-        $19.01-         $20.84-        $22.90-         $33.82
      Performance           or less         $19.00         $20.83          $22.89         $33.81         or more
                              (#)            (#)             (#)            (#)             (#)            (#)
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
<35th Percentile              0              0               0              0               0              0
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
  35th Percentile             0.310         0.310           0.310          0.310           0.310          0.310
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
  50th Percentile             0.610         0.610           0.610          0.610           0.375          0.610
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
  60th Percentile             1.210         1.000           0.880          0.735           0.375          0.920
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------
>75th Percentile              1.210         1.000           0.880          0.735           0.375          1.220
------------------------ -------------- --------------- -------------- --------------- -------------- ---------------

[FN]

(A) The actual number of performance shares paid out is based on the Company's return to stockholders for the four-year performance period compared to that of a group of peer companies selected by the Management Development and Compensation Committee. Return to stockholders is defined as share price appreciation plus reinvested dividends expressed as a percentage of the beginning share price. The maximum number of shares that can be paid out is 200% of the performance shares granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award of performance shares. The Management Development and Compensation Committee may reduce the payment based on other factors at the discretion of the Committee. If Unocal's return to stockholders is 30% or less than the peer group's average return to stockholders, there is no payout. The payout percentage may not exceed 50% if Unocal's return is 35% of the average return, the payout may not exceed 100% if Unocal's return is 60% of the average return, and the payout percentage may not exceed 200% if Unocal's return is at least equal to the average return. A matrix is used for determining the specific payout percentages that may not be exceeded for specific average return to stockholders levels between 30% and 100%. Awards can be paid out partly in cash and partly in shares, as determined by the Management Development and Compensation Committee.

(B) Mr. Beach's 2000 performance share award was prorated on December 31, 2000, for length of service during the performance period. The number of performance shares initially granted was 25,000.

(C) Mr. Scott's 2000 performance share award will be prorated to 1,869 units on July 31, 2001 for length of service during the performance period. The number of performance shares initially granted was 4,724.

(D) Performance Bonus Awards are payable in cash if and to the extent that Unocal's stock price and stock price performance relative to a peer group of companies reach the goals detailed in the "Performance Bonus Awards Payout Matrix (the "Matrix")" table. If a participant terminates employment prior to payout, for any reason other than voluntary termination or termination for cause, the award will remain outstanding and the participant will receive the same payout as if he had remained employed until payout. Mr. Beach's award remains outstanding.

(E) Based upon Unocal's stock price performance in the calendar year 2000, there would be no payout. For Messrs. Beach, Williamson and Ling, the payout for the Performance Bonus Awards is the factor shown in the matrix times the dollar amount of the Performance Bonus Awards granted, determined by reference to the closing market price of the Company's common stock on March 16, 2004, and Unocal's return to stockholders relative to the return by a peer group of companies during the 4-year performance period then ending. For Mr. Codon, the payout is determined by a substantially similar matrix. Return to stockholders is defined as stock price appreciation plus reinvested dividends.

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL RETIREMENT BENEFITS

--------------------------------------------------------------------------------------------------------------------

                                                                 Years of Service
        Covered
   Compensation (A)
                         -------------------------------------------------------------------------------------------

                            10              20             25              30             35              40
--------------------------------------------------------------------------------------------------------------------
        $ 200,000        $ 32,000         $64,000         $80,000       $96,000        $112,000       $ 128,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
          400,000          64,000         128,000         160,000       192,000         224,000         256,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
          600,000          96,000         192,000         240,000       288,000         336,000         384,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
          800,000         128,000         256,000         320,000       384,000         448,000         512,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        1,000,000         160,000         320,000         400,000       480,000         560,000         640,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        1,200,000         192,000         384,000         480,000       576,000         672,000         768,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        1,400,000         224,000         448,000         560,000       672,000         784,000         896,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        1,600,000         256,000         512,000         640,000       768,000         896,000       1,024,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        1,800,000         288,000         576,000         720,000       864,000       1,008,000       1,152,000
--------------------------------------------------------------------------------------------------------------------

[FN]
(A) Covered compensation is the annual average compensation in the three highest-paid years out of the last ten years preceding retirement. For the named executive officers in the Summary Compensation Table on page 14, covered compensation equals the amounts in the Salary and Bonus columns (except amounts shown as bonus for 1999) of the Summary Compensation Table and the amount of bonus that the participant elected to defer in restricted stock.

     The Company has a noncontributory defined benefit retirement plan covering substantially all U.S. employees. The plan provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service, less up to half of the estimated old age Social Security benefit payable. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. Where that occurs, the Company has a retirement supplement designed to maintain total retirement benefits at the retirement plan formula level. This Pension Plan Table, which covers all persons named in the Summary Compensation Table, shows the estimated annual benefits from the these plans, before the deduction for a portion of the estimated old age Social Security benefit, as described above. The benefits shown are payable in the form of a straight life annuity.

     Covered compensation and credited full years of service under the retirement plan as of year-end 2000 for the executive officers named in the Summary Compensation Table are as follows: $1,534,320 and 39 years for Mr. Beach; $473,978 and 23 years for Mr. Williamson; $530,493 and 3 years for Mr. Ling; $213,464 and 0.5 years for Mr. Dallas; $416,671 and 26 years for Mr. Codon; and $433,339 and 36 years for Mr. Scott.

               EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE OF CONTROL ARRANGEMENTS

     The Company has a consulting and settlement agreement with Mr. Beach effective January 1, 2001, whereby the Board of Directors has retained Mr. Beach as a consultant for the period beginning January 1, 2001, and ending December 31, 2001, for a fee of $350,000. The agreement specifies that Mr. Beach shall not be entitled to any payments under his employment agreement dated July 28, 1998, or any other severance-type benefits. The agreement provides that Mr. Beach's termination of employment shall be treated as "at the convenience of the Company" and that the termination shall not be deemed a "voluntary termination" or a "termination for cause" under the Company's long-term incentive plans and the 2000 Executive Stock Purchase Program. Accordingly, Mr. Beach does not forfeit his restricted stock, has three years from January 1, 2001 (or normal expiration, whichever is sooner) to exercise his vested stock options, is entitled to payment of his performance shares prorated for his actual service period and his performance bonus award to the extent of the amounts determined at the end of their award periods, and retains the original payment schedule for amounts due under his March 16, 2000, loan to purchase shares of common stock of the Company. The agreement was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Company has employment agreements with Messrs. Williamson and Dallas that are effective for three years, and one with Mr. Codon that is effective for two years, from the date that the Company gives notice that it does not wish to further extend the term, but in no event later than the date of the Company's annual meeting following the employee's 65th birthday. The agreements provide for certain benefits following an employment termination without cause or following an alteration of the employee's employment situation, as defined in the agreements (collectively, a "Termination Without Cause"). For each of Messrs. Williamson and Dallas, these benefits include payments of 3.18 times his annual salary plus three times his target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and disability insurance coverage for three years following the Termination Without Cause. For Mr. Dallas, in lieu of the foregoing continued medical, dental, life and disability benefits, the Company may elect to pay Mr. Dallas the sum of $25,000. For Mr. Codon, these benefits include payments of 2.12 times his annual salary plus two times his target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and disability insurance coverage for two years following the Termination Without Cause. The employment agreements with Messrs. Williamson, Dallas and Codon provide that if the Termination Without Cause occurs within 24 months after a change of control, the amounts payable under the agreements will be subject to a present value reduction and a reduction to offset any compensation earned by them during the three years immediately following the Termination Without Cause. In each case, if any payment or distribution by the Company ("Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties are incurred with respect to such excise tax (such excise tax and any such interest and penalties, collectively, the "Excise Tax"), then the employee is entitled to an additional payment (a "Gross-Up Payment") in an amount such that after payment by the employee of all taxes (including any interest or penalties imposed) and Excise Tax imposed upon the Gross-Up Payment, the employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. If distributions and payments to be made by the Company do not exceed 110% of the greatest amount (the "Reduced Amount") that could be paid to Messrs. Williamson, Dallas or Codon, such that the receipt of payments would not give rise to any Excise tax, then no Gross-Up Payment will be made to Messrs. Williamson, Dallas or Codon, as the case may be, and the payments will be reduced to the Reduced Amount. Mr. Williamson's agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated March 16, 2000. The agreement for Mr. Dallas was filed as an exhibit to the

Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. The agreement for Mr. Codon was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and an amendment to Mr. Codon's agreement was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Company has a change in control agreement with Mr. Ling that is effective for three years from the date that the Company gives notice that it does not wish to further extend the term. The agreement was amended on February 28, 2000, to provide that in the event of a Termination Without Cause within 36 months following a Change of Control (as defined in the agreement) that occurred during the term of the agreement, Mr. Ling will be entitled to the same benefits as provided in the employment agreement for Mr. Williamson described above, except that payments under Mr. Ling's agreement are not subject to reduction for compensation earned by him during the three years immediately following his Termination Without Cause. The agreement and the February 28, 2000, amendment thereto were filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

      The Company has a termination agreement and general release with Mr. Scott executed on May 30, 2000, that settles payments due under his employment agreement dated July 28, 1998. Under the agreement, Mr. Scott was paid
$1,023,412 as a full settlement of all rights due under his employment agreement. The agreement provides that he shall be a consulting employee of the Company beginning August 1, 2000, and ending July 31, 2001, at his current salary of $26,667 per month and remains eligible during the consulting period for benefits generally applicable to employees in his employment category. Not later than September 1, 2001, Mr. Scott will receive a lump sum cash settlement account (estimated to be $155,353), determined in accordance with the terms of the Unocal Retirement Plan, equal to the difference between (1) the Unocal retirement benefits that would be payable to him as of August 1, 2001, if two years were added to his age and benefit service and (2) the amount of Unocal retirement benefits actually payable to him as of that date. The termination of employment, pursuant to the agreement, is considered "at the convenience of the Company" under the Company's long-term incentive plans and the revised incentive compensation plan. Accordingly, Mr. Scott does not forfeit his restricted stock, has three years from July 31, 2001 (or normal expiration, whichever is sooner), to exercise his vested stock options, and is entitled to payment of his prorated performance shares. Mr. Scott also remained eligible to receive his Revised Incentive Compensation Plan Award for the entire 2000 calendar year. The agreement was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

     In the event of a "change in control", as defined in the Company's incentive plans and agreements issued thereunder, restricted stock will become vested, unvested options will become vested, and performance shares will be paid out.

     In December, 2000, the Boards of Directors of the Company and its Union Oil Company of California subsidiary approved an enhanced severance program for U.S.-payroll employees not represented by collective bargaining agents in the event they lose their jobs through a change of control of the Company. In the event of such a "change of control", as defined in the Company's Long-term Incentive Plan of 1998, the program provides for the immediate vesting of accrued benefits and/or accounts of all covered employees under the Company's retirement and savings plans and the immediate payment to such employees in cash of bonuses under its annual incentive compensation plans.

     The following additional provisions of the program become operative in the event of an employee's involuntary termination (other than for death, disability or misconduct) or "constructive discharge" within two years following a change of control. "Constructive discharge" includes an employee's resignation within 60 days following certain reductions in pay, benefits and/or perquisites, or as a result of certain work location changes.

     The program provides four months of base pay for all eligible employees, regardless of years of service. Employees with at least five years of service also would receive credit for an additional three years of service and three years of age under the Company's retirement plans plus the incremental difference in value, if any, of three-fourths of a month of base pay for each completed year of actual service, to a maximum of 20 months, above the discounted present value of the enhancement to the retirement benefit. Employees with less than five years of service would receive the three-fourths of a month of base pay for each completed year of service. Executive officers holding employment or change of control agreements, including Messrs. Williamson, Ling, Dallas and Codon, would be entitled to the enhanced benefit if they agree to its offset against the change-of-control benefits already provided under such agreements, as discussed above.

     The program permits an eligible employee to elect an immediate distribution or rollover of his or her total retirement plan benefits, as enhanced (the amount of which would be based on the highest consecutive 12 months of pensionable pay during the most recent 120 months of service). The program also provides for subsidized "COBRA" medical and dental coverage for 18 months, a "three plus three" enhancement to criteria for determining eligibility and contributions under the Company's retiree and special continuation medical coverages and eligibility under its retiree life and AD&D insurance plans, as well as certain other benefits.

     The program includes a "tax gross-up" arrangement for employees subject to the excise tax provided for by Section 280G of the Internal Revenue Code, including Messrs. Williamson, Ling, Dallas and Codon. Under this section, excise taxes are imposed on employees receiving change-of-control payments (as defined) that exceed 2.99 times the employee's average annual compensation (as defined). Under the arrangement, an employee who is subject to the excise tax would receive a gross-up payment, in addition to the amounts deemed change-of-control payments, to eliminate the effect of the excise tax. This gross-up arrangement would apply only if the employee's change-of-control payments exceed the excise tax threshold amount of Section 280G by more than 10 percent. Otherwise, such payments would be reduced below the threshold.

                           INDEBTEDNESS OF MANAGEMENT

         The Company made loans to four executive officers for the purchase of Unocal common stock under the 2000 Executive Stock Purchase Program, approved by stockholders at the 2000 Annual Meeting. The loans accrue interest at 6.8%, compounded annually. The loans were made on March 16, 2000, and they mature on March 16, 2008. The minimum interest payable each March 16 during the years 2001 through 2005 is limited to the amount of dividends paid during the prior 12 month period on the number of shares purchased with the loan. Any remaining unpaid accrued interest is added to the principal and accrues interest thereafter. Starting March 16, 2006, principal is payable in three equal annual payments along with the full amount of interest accrued over the past 12 months. The loans are full-recourse, with exceptions for death or disability, and are not secured by the shares of common stock purchased or by any other collateral.

         The loan agreements and related promissory notes were filed as exhibits to the Company's Current Report on Form 8-K dated March 16, 2000.

                      LOANS TO EXECUTIVE OFFICERS UNDER THE
                      2000 EXECUTIVE STOCK PURCHASE PROGRAM

--------------------------- ---------------------------------- ------------------------ ----------------------------
                                                                 Largest Outstanding
                                                                    Amount Since           Amount Outstanding at
Name                               Principal Position              January 1, 2000            March 17, 2001
--------------------------- ---------------------------------- ------------------------ ----------------------------
--------------------------- ---------------------------------- ------------------------ ----------------------------
Roger C. Beach              Former Chief Executive Officer            $5,271,040                $5,196,183
--------------------------- ---------------------------------- ------------------------ ----------------------------
--------------------------- ---------------------------------- ------------------------ ----------------------------
Charles R. Williamson       Chief Executive Officer                    5,271,040                  5,159,972
--------------------------- ---------------------------------- ------------------------ ----------------------------
--------------------------- ---------------------------------- ------------------------ ----------------------------
Timothy H. Ling             President and Chief Operating              5,271,040                  5,196,183
                            Officer
--------------------------- ---------------------------------- ------------------------ ----------------------------
--------------------------- ---------------------------------- ------------------------ ----------------------------
Dennis P.R. Codon           Senior Vice President, General             2,635,520                  2,598,091
                            Counsel and Chief Legal Officer
--------------------------- ---------------------------------- ------------------------ ----------------------------


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of December 31, 2000, the following entities were known by the Company to own beneficially more than five percent of the Company's common stock.

-------------------------------------------------------- ---------------------------------- ------------------------
                                                               Amount and Nature of
Name and Address of Beneficial Owner                           Beneficial Ownership            Percent of Class
-------------------------------------------------------- ---------------------------------- ------------------------
-------------------------------------------------------- ---------------------------------- ------------------------
Capital Research and Management Company                           20,075,650 (A)                   8.20%
333 South Hope Street
Los Angeles, California  90071
-------------------------------------------------------- ---------------------------------- ------------------------
-------------------------------------------------------- ---------------------------------- ------------------------
Wellington Management Company, LLP                                17,762,224 (B)                   7.31
75 State Street
Boston, Massachusetts 02109
-------------------------------------------------------- ---------------------------------- ------------------------

[FN]

(A) Based on a Schedule 13G dated February 9, 2001, Capital Research and Management Company beneficially owned all the 20,075,650 shares as a result of acting as investment advisor to various investment companies. This number included 1,750,450 shares resulting from the assumed conversion of 1,490,000 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. Capital Research and Management Company had the sole power to dispose of or direct the disposition of all these shares. Capital Research and Management Company did not have voting power over any of the shares, which was held by the investment companies.

(B) Based on a Schedule 13G dated February 14, 2001, Wellington Management Company, LLP, beneficially owned all 17,762,224 shares in its capacity as investment advisor to clients, who were the record owners of the shares.
     Wellington Management Company, LLP had shared power to vote or direct the voting of 10,334,537 shares, and shared power to dispose of or direct the disposition of all 17,762,224 shares.


                                     ITEM 2.
                         RATIFICATION OF APPOINTMENT OF
              PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of the firm of PricewaterhouseCoopers LLP as independent accountants for 2001. This appointment was made by the Board of Directors on the recommendation of its Accounting & Auditing Committee.

     PricewaterhouseCoopers LLP, one of the nation's largest public accounting firms, or one of its predecessors has served as the Company's independent accountants for the past 56 years. Representatives of the firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement if so desired and will be available to respond to questions.

                  Report of the Accounting & Auditing Committee

     The Accounting & Auditing Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Committee is composed of three independent directors, each of whom meets the independence standard of the New York Stock Exchange. The Committee operates under a written charter recommended by the Committee and adopted by the Board of Directors. The Charter is attached to this proxy statement as Exhibit A. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.

     In this context, the Committee reviewed and discussed with management and the independent accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with them their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                Accounting & Auditing Committee
                                of the Board of Directors

                                James W. Crownover, Chair
                                John W. Creighton, Jr.
                                Marina v.N. Whitman


     The preceding Report of the Accounting & Auditing Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

Audit fees

     The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2000, and reviews of the Company's financial statements included in its Quarterly Reports on Form 10-Q during 2000 were $1.7 million.

All other fees

     The aggregate fees for services rendered by PricewaterhouseCoopers LLP during 2000, other than those set forth above, were $2.4 million. These services included:

     o  Regulatory  and  compliance  audits
     o  General  research  and  accounting assistance
     o  Income  tax  advice
     o  Mergers  and  acquisitions advice
     o  Litigation support services

     The Accounting & Auditing Committee has considered whether the provision by the independent accountants of non-audit services to the Company is compatible with the accountants' independence.

     The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2001. The proxy holders will vote all proxies received FOR ratification unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting, and entitled to vote on this item, is required for ratification of the appointment.

                                ITEM 3.

   APPROVAL OF 2001 DIRECTORS' DEFERRED COMPENSATION AND STOCK AWARD PLAN


     On March 27, 2001, the Board of Directors, upon the recommendation of the Board Governance Committee, adopted the 2001 Directors' Deferred Compensation and Stock Award Plan (the "2001 Plan"), subject to stockholder approval at the Annual Meeting. The purpose of the 2001 Plan is to continue to align non-employee director interests with those of stockholders, encourage these directors to take compensation in the form of stock and offer them certain tax deferral opportunities.

     In 1991, the stockholders approved the Directors' Restricted Stock Units Plan (the "Former Plan") for non-employee directors for a term of 10 years. As of April 30, 2001, no additional awards beyond dividend equivalents may be granted under the Former Plan. The 2001 Plan is intended to replace the Former Plan and create a more simplified deferred compensation arrangement for non-employee directors and to add option grants to their benefits. The 2001 Plan modifies the principal terms of the Former Plan by including provisions and awards that vest deferred compensation and benefits for past services immediately. The Company believes that these provisions are commensurate with the current compensation practices of other public companies. William M. Mercer, Inc., a compensation consultant retained for such purpose, has reviewed the directors' compensation and has determined that the directors' stock compensation under the 2001 Plan, together with the cash compensation outlined under "Directors Compensation - Cash Compensation and Expenses" on Page 7, falls within the mid-range of competitive industry practices. The 2001 Plan also will be easier to administer than the Former Plan.

Summary Description of the 2001 Plan

     The following is a summary of the principal terms of the 2001 Plan. Because it is not a complete description of all of the terms and conditions of the 2001 Plan, the summary is qualified in its entirety by the full text of the 2001 Plan attached as Exhibit B to this proxy statement.

     Purpose. The purpose of the 2001 Plan is to attract, motivate and retain experienced and knowledgeable non-employee directors by offering them additional stock-based compensation and incentives to defer and potentially enhance their compensation and increase their stock ownership in the Company.

     Eligibility. Only the Company's non-employee directors are eligible to participate in the 2001 Plan. As of May 21, 2001, there will be eight non-employee directors on the Board of Directors.

     Administration. The Board has appointed its Board Governance Committee (the "Committee") to administer the 2001 Plan. The Committee will have broad authority under the 2001 Plan, including, for example, the authority:

     o to establish the valuation methodology that will determine option grant amounts within 2001 Plan limits;

     o    to   determine   adjustments   to  2001  Plan  terms   responsive   to
          extraordinary transactions;

     o to establish, adopt and revise rules and regulations relating to the 2001 Plan;

     o to adopt the schedules, forms and agreements for use in connection with the 2001 Plan and elections under the 2001 Plan; and

     o    to  delegate  ministerial,   day-to-day   administrative  details  and
          non-discretionary duties and functions to the Company's officers and employees.


         Shares authorized. The Board of Directors has authorized an aggregate number of shares of common stock that may be issued or delivered under the 2001 Plan of 500,000 shares, subject to certain antidilution and other adjustments referenced in Section 9 of the 2001 Plan. If shares that are reserved to be issued on the exercise of stock options or in payment of stock units are not issued because the award terminates or expires without payment in shares, the shares will remain available for future grants or accretions.

         If grants contemplated would exceed 2001 Plan limits, the Company will prorate any new grants of stock options and credits of stock units among the participants, giving priority to stock options. If no additional shares are available for issuance, participants will not be granted additional stock options and dividend equivalents on stock units will be paid in cash.

         Types of awards. The 2001 Plan authorizes the grant of stock options and stock units and opportunities to defer all or a portion of cash compensation into stock units. Stock units, subject to very limited exception, are payable solely in shares of the Company's common stock.

         Stock options. The stock options granted under the 2001 Plan will be 10-year nonqualified stock options. The exercise price of the stock options will be 100% of the fair market value of the shares on the date of grant. Full payment for the shares purchased on the exercise of any option must be made at the time of exercise in a manner authorized by the 2001 Plan. Stock options granted under the 2001 Plan will vest and become exercisable and will terminate to varying degrees when the director's services terminate (see Section 5 of the 2001 Plan).

         The 2001 Plan provides for an initial grant of stock options to eligible directors in office immediately after the 2001 Annual Meeting, contingent on stockholder approval. The initial grant will be an option to purchase a number of shares of the Company's common stock with a notional present value of $82,500. The Committee will determine the number of shares for this initial grant and other grants using a stock option pricing model that it selects from time to time. The stock option pricing model will not necessarily track Black-Scholes or other valuation methodologies. The stock option pricing formula that the Committee has selected for the initial grant will divide the notional present value of the grant by 38.77% and further divide the result by the fair market value of a share of common stock on the date of the Meeting. Thus, if the fair market value of a share of common stock on the Meeting date is $36.05 (which was the fair market value on March 14, 2001), the number of shares subject to each initial option will be 5,902.

         After the 2001 Annual Meeting, any person who subsequently becomes an eligible director will be granted a stock option to purchase a number of shares of the Company's common stock with a notional present value of $82,500. The Committee will determine the number of shares using the stock option pricing model then applicable.

         Beginning in 2002, on each May 1st during the term of the 2001 Plan each eligible director then in office will be automatically granted a stock option to purchase a number of shares of the Company's common stock with a notional present value equal to $27,500. The Committee will determine the number of shares using the stock option pricing model then applicable.

     The initial stock options granted to eligible directors in office immediately after the 2001 Annual Meeting, contingent upon stockholder approval, will vest and become exercisable over three years with 33 1/3% vesting on the day before the annual meeting of stockholders on each of the first three years after the date of grant. Initial options granted to individuals who become directors after the 2001 Annual Meeting will vest and become exercisable over three years with 33 1/3% vesting on each of the first three anniversaries of the date of grant. The annual option grants will vest and become exercisable over two years with 50% vesting on each of the first two anniversaries of the date of grant. Unvested stock options will vest and become exercisable early if the director's services are terminated due to his or her death or disability, upon a change in control (defined in Section 2 of the 2001
Plan), or, provided that the option has been outstanding for at least nine months, if the director retires from service at the end of his or her then current term and after completing 5 full years of service but is not eligible to stand for reelection under the Company's director retirement policy.

         To the extent that an eligible director's stock options are vested upon a termination of service as a director for any reason other than for cause, the director will have three years to exercise his or her vested options, if the director served on the Board for at least three years, and two years to exercise his or her vested stock options if the director served on the Board less than three years. If the director's service is terminated for cause, his or her options will terminate on the date the director's services are terminated.

         In general, the current federal income tax consequences of nonqualified stock options are as follows: The Company is generally entitled to deduct, and the participant will recognize taxable income in, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. Once exercised, the participant will receive capital treatment on any further gain or loss.

         Stock Units. A stock unit represents an unfunded bookkeeping entry which serves as a unit of measurement relative to one share of common stock for purposes of determining the payment in shares of a deferred benefit or right.

         Commencing on July 1, 2002, each participant will receive an annual grant of stock units in an amount determined by dividing 20% of the director's fees earned during the prior year (or 14 months, in the case of the first grant) by the average of the fair market value of the common stock over the 30 trading days prior to the date of grant. The 2001 Plan also allows participants to make an annual election to defer all or a portion of cash fees into stock units. In consideration for and to encourage deferrals, the amount of the stock units (determined in the same manner as annual grants) will be based on 120% of the fees deferred. All stock units will ultimately be paid in shares of the Company's common stock.

         Each participant may elect to defer the receipt of his or her compensation until a chosen date, or following a termination of services, whichever is earlier or later. In addition, the participant may elect to accelerate the pay out of his or her compensation upon a change in control. The stock units will accumulate in the participant's stock unit account and dividend equivalent amounts will be credited as additional stock units, subject to the same deferral elections. Participants may elect to accelerate the deferred payment of their stock units early upon certain hardships or by requesting an early distribution subject to a withdrawal penalty. The 2001 Plan currently contemplates only a lump sum payout as to any deferral period.

         Notwithstanding any deferral elections, a participant will receive an automatic crediting and distribution of stock units if, and to the extent that, as a result of the participant's acceptance of government or community service, he or she is required to divest all interests in the Company and would otherwise forfeit his or her benefits.

         Participants in the 2001 Plan will have the choice of rolling over their outstanding restricted stock units under the Former Plan into stock units under the 2001 Plan, subject to the ongoing terms and conditions of the 2001 Plan. In theory, this election will accelerate vesting of certain restricted stock units but will not (except possibly in a change in control) accelerate payout. In practice, the previously accrued restricted stock units under the Former Plan have rarely if ever failed to vest.

         Restrictions on transfer. Subject to customary exceptions, stock options and stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation. The Committee, however, may permit certain transfers of stock options if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration or in an exchange for interests in authorized transferees).

         Adjustment. The number and kind of shares available for issuance or transfer under the 2001 Plan and outstanding stock options and stock units, as well as the exercises price of stock options, are subject to adjustment and in some cases, termination upon certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

         Change in Control. Upon the occurrence of a change in control (defined in Section 2 of the 2001 Plan), stock options, to the extent unvested, will immediately vest and become exercisable. If participants have so elected, a change in control may also accelerate the deferred payment of both types of their stock units.

         Termination of or Changes to the 2001 Plan or Awards. The Board may not amend the 2001 Plan or an outstanding stock option to reduce the exercise price. Otherwise, the Board of Directors may amend or terminate the 2001 Plan (including outstanding awards) and does not contemplate seeking stockholder approval for amendments (including, for example, changes in the notional value of the annual option grants, future initial option grants, or exercise features or the valuation of deferred stock features of the 2001 Plan) except to the extent required by applicable law. (See Section 10 of the 2001 Plan.) Such amendments may increase the benefits to eligible directors within aggregate share limits. No amendment or termination may cancel or adversely affect a participant's rights with respect to amounts or stock units credited to his or her stock unit account or options granted, without his or her consent, except as otherwise provided in the 2001 Plan.

         Accounting Considerations. The Board of Directors may rescind awards and/or may terminate the 2001 Plan if the Board determines that any of the features of the 2001 Plan would jeopardize a prospective "pooling of interest" accounting. If the rescission would adversely affect the compensation of the participants, which would be likely in such circumstances, the Board would likely reinstate and extend the termination date of the Former Plan. The Board would also likely grant and adjust restricted stock units as necessary to put the participants in the same position that they would have been in if the Former Plan had not expired and the 2001 Plan had not been adopted. (See Section 12 of the 2001 Plan). The future of "pooling of interest" accounting for transactions is uncertain. Nevertheless, approval of the 2001 Plan constitutes approval of the extension of the Former Plan to this extent. (The Former Plan awards are described on page 7 under "Directors' Compensation - Stock Compensation".)

         Grants of stock units result in charges to earnings as a compensation expense. Shares underlying stock options and stock units are included in calculations of fully diluted shares.

         Securities underlying Stock Options and Stock Units. The market value of a share of common stock as of March 14, 2001, was $36.05 per share. Upon receipt of stockholder approval, the Company plans to register 500,000 shares available under the 2001 Plan under the Securities Act of 1933.

New Plan Benefits.

         The following chart presents the benefits or amounts under options that will be allocated under the 2001 Plan, subject to any future 2001 Plan amendments.


           2001 Directors' Deferred Compensation and Stock Award Plan
                       (Initial and Annual Option Awards)

------------------------------------------------------------------------------------ --------------------------------
Name and Principal Position                                                          Notional Dollar Value of
                                                                                     Options(1)(2)
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Roger C. Beach, Former Chief Executive Office                                        N/A
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Charles R. Williamson, Chief Executive Officer                                       N/A
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Timothy H. Ling, Chief Operating Officer                                             N/A
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Terry G. Dallas, Chief Financial Officer                                             N/A
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Dennis P.R. Codon, Senior Vice President, Chief Legal Officer and General Counsel    N/A
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Executive Officers as a Group                                                        N/A
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Non-Executive Director Group (8 persons)                                             $660,000 (1)

                                                                                     $220,000/year after
                                                                                     2001 (2)
------------------------------------------------------------------------------------ --------------------------------
------------------------------------------------------------------------------------ --------------------------------
Non-Executive Officer Employee Group                                                 N/A
------------------------------------------------------------------------------------ --------------------------------

[FN]

(1) Represents the notional present value of initial one-time grants of stock options to eight eligible directors as described above. The actual number of shares subject to options will depend on the fair market value of a share of common stock on May 21, 2001 as included in the stock option pricing model described above. Does not include the value of initial options to eligible directors first elected after the 2001 Annual Meeting.

(2) Represents the notional present value of each annual grant of stock options under the 2001 Plan as described above, assuming eight eligible directors. The actual number of shares subject to options is not determinable because the number of shares depends on the stock option pricing model used, the per share fair market value at future dates, and the number of eligible directors then seated.

         The amount or number of stock units awards authorized by the 2001 Plan are not currently determinable because the number of stock units depends on future variables such as stock prices, aggregate compensation amounts and deferral elections.

Vote Required.

         The Board of Directors has approved the 2001 Plan and believes it to be in the best interests of the Company and the stockholders. All non-employee directors are eligible to receive awards under the 2001 Plan and thus have a personal interest in its approval.

         The Board of Directors unanimously recommends a vote FOR the approval of the 2001 Directors' Deferred Compensation and Stock Award Plan.

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this Item 3 is required for approval of the 2001 Plan.

                                     ITEM 4
                              STOCKHOLDER PROPOSAL

         A stockholder has given notice that the following proposal will be presented at the Meeting:

         "RESOLVED: The shareholders of Unocal Corporation urge the Board of Directors to adopt, implement and enforce a code of conduct based on the International Labor Organization's ("ILO") Conventions on Workplace Human Rights that includes the following elements:

     o    All  workers  have the  right to form and  join  trade  unions  and to
          bargain   collectively.    (Conventions   87   and   98)
     o Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (Convention 135)
     o There shall be no discrimination or intimidation in employment. Unocal shall provide equality of opportunity and treatment regardless of race, color, sex, religion, political opinion, age, nationality, social origin or other distinguishing characteristics. (Conventions 100 and 111)
     o Employment shall be freely chosen. There shall be no use of force, including bonded or voluntary prison labor. (Conventions 29 and 105)
     o    There shall be no use of child labor. (Conventions 138 and 182).

                           Supporting Statement

         "As a global corporation, Unocal faces many regulatory regimes and public pressures that expose it to various risks. Managing operations effectively and increasing shareholder value depend, in part, on public and governmental support. A company's record of good corporate citizenship is a valuable asset, and positive workplace relations improve a company's ability to reliably supply products to its customers.

         "This proposal addresses Unocal's risk of being a party to or appearing to benefit from workplace human rights violations. Neither Unocal's Guiding Principles nor the Global Sullivan Principles endorsed by Unocal incorporates standards of the ILO, a United-Nations-affiliated organization.

         "Unocal does business in Burma, which has been ruled for over a decade by a military dictatorship widely condemned for human rights abuses. Unocal partnered with the Burmese government in a gas field project that hired the Burmese military to provide security and other services. In doing so, the military committed numerous human rights violations, including forced labor.

         "In Doe v. Unocal, a federal judge stated: 'The evidence does suggest that Unocal knew that forced labor was being utilized and that the Joint Venturers [including Unocal] benefited from the practice.' A Wall Street Journal article quoted a Texaco consultant's report as noting the 'harsh conditions' of unpaid laborers on the Burma pipelines, 'including young children.'

         "The Doe lawsuit was dismissed for failure to meet the requirements of the Alien Tort Claims Act. Unocal's reputation may nonetheless be harmed by an appearance that the Company knew about and benefited from serious human rights violations. That perception may also make Unocal less attractive to institutional investors -- such as those that have adopted responsible contractor and workplace practice guidelines -- that are concerned with the impact of workplace practices on shareholder value.

         "We therefore believe that adoption of this code, coupled with effective enforcement and monitoring by independent organizations, and with the results of these efforts communicated to shareholders, are necessary to maintain confidence in Unocal's commitment to human rights.

         "We urge shareholders to vote FOR this resolution."

                            Directors' Recommendation

The Board of Directors recommends a vote AGAINST the adoption of this proposal for the following reasons:

         Unocal's update to the Company Code of Conduct last year reaffirmed our strong commitment to workplace values and human rights. Under our "Guiding Principles for Doing Business" - which is included in the Code - Unocal commits to conducting business openly, with honesty, integrity and trust, respecting human rights in all our activities, complying with the law in all respects and operating in accordance with the highest ethical standards. Our "Guiding Principles" also affirm our commitment to providing a safe and secure working environment, seeking a diverse base of employees, ensuring equal opportunity to all qualified individuals in recruiting, compensation, professional development, promotion, and other employment practices, and providing a supportive working environment in which all employees may freely contribute.

         The Company's Equal Employment Opportunity and Harassment policies explicitly prohibit any discrimination or harassment, in word or action, against any employee or applicant on the basis of race, gender, national origin, religion, age, disability, sexual preference, or veteran's status.

         Our Code of Conduct, Guiding Principles, and explicit support for the Global Sullivan Principles further affirm our commitment to being a good corporate citizen and operating under the highest ethical standards in all countries and regions where we work.

         The proponent's statements may mislead stockholders about Unocal's investment in Myanmar and the federal Judge's order granting Unocal's motion for summary judgment in the Doe v. Unocal case. Based only on the proponent's characterization of the lawsuit, it might not be clear that even though the judge was required by the rules to view all the evidence and any inferences based on the underlying facts in the light most favorable to the plaintiffs, the court still found that the evidence did not justify a trial. In his order dismissing the action, the judge specifically stated that:

     o "Plaintiffs present no evidence that Unocal 'participated in or influenced' the military's unlawful conduct; nor do plaintiffs present evidence that Unocal `conspired' with the military to commit the challenged conduct."
     o "In this case, there are no facts suggesting that Unocal sought to employ forced or slave labor."


Our Position

         Unocal is committed to meeting the highest ethical standards in all countries and regions where the Company does business. This includes treating everyone fairly and with respect, maintaining a safe and healthful workplace, and advancing economic prosperity and social progress wherever we work. In view of our existing workplace practices and policies, this proposal is neither necessary or warranted.

         Therefore, the Board of Directors unanimously recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

         The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required of this proposal.

                                     ITEM 5
                              STOCKHOLDER PROPOSAL

         A stockholder has given notice that the following proposal will be presented at the Meeting:

         "WHEREAS: We believe Unocal has violated its Guiding Principles by its association with the repressive government of Burma. Foreign governments, international organizations and human rights groups have criticized that Government for committing such human rights abuses as torture, abuse of women, summary and arbitrary executions, forced labor, forced relocation and arbitrary arrests and detentions.

         "WHEREAS: Judge Ronald W. Lew, U.S. District Judge confirmed that Unocal executives were aware of these violations in stating that 'The evidence does suggest that Unocal knew that forced labor was being utilized and that the
                  --------------------------------------------------------------
Joint Venturers [Unocal, Total, MOGE and PTT] benefited from the practice.'
--------------------------------------------------------------------------

         "WHEREAS: Unocal has had historic and on-going environmental violations, especially at a number of California's pristine locations (e.g. Guadalupe spill, the largest in California, costing $43.8M), Avila Beach spill (killing a town economically -- costing up to $200 million), San Francisco Bay spill (costing $83 million with a possible $50 million more), and Molycorp Mountain Pass Mine (failed to report toxic discharges). We believe this indicates a lack of concern for communities and the environment, has damaged Unocal's image and caused financial loss;

         "WHEREAS: We believe that Unocal has failed to obey its Guiding Principles which requires the Company to: 'Conduct business in a way that engenders pride in our employees and respect from the world community...communicate openly and honestly...improve the quality of life in the communities where we do business...protect the environment...be a good corporate citizen and a good friend of the people of our host country.'

         "WHEREAS: We also believe that Unocal has failed to conform to the Global Sullivan Principles, recently endorsed by Unocal, which explicitly commits endorsing companies to eight basic principles including the following:
'We will express our support for universal human rights and particularly those of our employees, the communities within which we operate, and parties with whom we do business.'

         "WHEREAS: One important way to insure that any company is serious about its own Code, or pursuing principles like the Global Sullivan Principles, is to provide incentives to executives through their compensation formula to meet those goals.

         "BE IT RESOLVED: That the Board of Directors appoint a special committee of the Board consisting solely of independent Board Members to review ways to link executive compensation with the Company's ethical and social performance, and in particular with Unocal's Guiding Principles and to report to the shareholders the results of this review. This report may omit confidential information and be prepared at a reasonable cost.

                              Supporting Statement

         "We believe linking the compensation and bonus packages of Unocal's executives to our Company's ethical and social performance is timely and necessary. It sends a message that Unocal is as serious about excellence in these areas as in meeting financial and business goals.

         "Many other companies, including Kodak, Bristol Myers Squibb, IBM and Proctor & Gamble, has social responsibility goals and performance reflected in their compensation formula."

                            Directors' Recommendation

The Board of Directors recommends a vote AGAINST the adoption of this proposal for the following reasons:

         We believe that this proposal is unnecessary. Unocal's executive compensation is already determined by a committee of the Board comprised exclusively of independent directors (the Management Development and
Compensation Committee), assisted by Strategic Compensation Associates, the Company's outside consultant. Many aspects of executive performance, including ethical behavior and social responsibility, are utilized in determining compensation. The Management Development and Compensation Committee's report explaining the criteria for executive officer compensation is already provided to all stockholders, as required by law, and is found beginning on page 9 of this proxy statement.

         Unocal also has a Corporate Responsibility Committee, composed entirely of independent Directors to review the Company's policies, practices and programs related to health, environment, safety, human resources, community affairs, and ethical conduct. This committee of outside directors regularly shares information about the company's corporate responsibility efforts with the full Board. A report on corporate responsibility was made available to stockholders in 1999 and shared with the public through the company's internet site. Later this year, Unocal will issue a progress report on our corporate responsibility program, our expanded community initiatives, and our efforts to participate in the global dialogue on human rights and the responsibilities of international energy companies.

         The proponent's statements may mislead stockholders about Unocal's investment in Myanmar and the federal judge's order granting Unocal's motion for summary judgment in the Doe v. Unocal case. For example, based on the statement regarding the Doe v. Unocal case, the reader may believe that the judgment was rendered against the Company. In fact, the court ruled in Unocal's favor and stated that there is no evidence that Unocal sought to use forced labor or participated in or influenced the military's unlawful conduct.

         Unocal is firmly committed to being a good corporate citizen by operating in a way that is socially responsible and that contributes to economic prosperity. Our efforts focus on operating efficiently and effectively, preventing pollution and producing clean energy. This is true in Southeast Asia, the United States and anywhere else Unocal has business interests.

Our Position

         We believe this proposal is unnecessary because Unocal already has a committee made up exclusively of independent non-employee directors that regularly conducts the review requested by the proposal and provides a detailed report on this review to all stockholders in the annual proxy statement.

         The Board of Directors unanimously recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

         The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

                                     ITEM 6
                              STOCKHOLDER PROPOSAL

A stockholder has given notice that the following proposal will be presented at the Meeting:

         "WHEREAS: Employees, customers, and stockholders make up a greater diversity of backgrounds than ever before. We believe that the board composition of major corporations should reflect the workforce and marketplace of the twenty-first century if our company is going to remain competitive.

         "The Department of Labor's 1995 Glass Ceiling Commission reported that diversity and inclusiveness in the workplace positively impact the bottom line ('Good for Business: Making Full Use of the Nation's Human Capital'). A Covenant Fund report of S&P 500 companies revealed that "firms that succeed in shattering their own glass ceiling racked up stock-market records that were nearly 2.5 times better than otherwise-comparable companies."

         "The Investor Responsibility Research Center (IRRC) reported in 1996 that inclusiveness at senior management levels was at only 12 percent for the over 39,000 companies required to submit the EEO-1 Report. The Glass Ceiling Commission reported that companies select from only half of the available talent within the U.S. workforce.

         "If we are to be prepared for the 21st century, we must learn how to compete in an increasingly diverse global marketplace by promoting and selecting the best qualified people regardless of race, gender or physical challenge. Sun Oil's CEO Robert Campbell stated, 'often what a woman or minority person can bring to the board is some perspective a company has not had before -- adding some modern-day reality to the deliberation process. Those perspectives are of great value, and often missing from an all-white, male gathering. They can also be inspirational to the company's diverse workforce' (Wall Street Journal, 8/12/96).

         "We believe that the judgement and perspectives of a diverse board will improve the quality of corporate decision-making. A growing proportion of stockholders is attaching value to board inclusiveness, since the board is responsible for representing shareholder interests in corporate meetings. The Teachers Insurance and Annuity Association and College Retirement Equities Fund, the largest American institutional investor, recently issued a set of corporate governance guidelines which included a call for 'diversity of directors by experience, sex, age, and race.'

         "We therefore, urge our company to enlarge its search for qualified board members.

         "RESOLVED:  The Shareholders request that

          1.   The  company  make  available  to  shareholders,   at  reasonable
               expense, a report four months from the date of the annual meeting, which includes a description of:

               a)   Efforts  to  encourage  diversified  representation  on  the board;
               b)   Criteria  for  board   qualification;
               c) The process of selecting board nominees and board committee members;

          2. The Board Nominating Committee make a greater effort to locate qualified women and persons of color as candidates for nomination to the board."

                            Directors' Recommendation

         The Board of Directors recommends a vote AGAINST the adoption of this proposal for the following reasons:

         This stockholder proposal would require the Board to provide a report four months from the date of the Annual Meeting describing its efforts, criteria and process of achieving Board inclusiveness. The Board of Directors believes that this report is unnecessary and recommends a vote against this proposal.

         Our Board Governance Committee is charged with identifying new candidates for the Board. It seeks the best qualified individuals to serve as directors of the Company based on relevant business experience, expertise, abilities, and the willingness to commit time to a dynamic Board. One of the explicit criteria it considers in identifying new directors is the potential impact of a candidate on the diversity of the Board as a whole. In addition, the Committee solicits recommendations of qualified candidates from our stockholders in our proxy statement. We are proud of the success we have had in increasing the diversity of our Board. Our nine current directors include Timothy Ling, our president and chief operating officer, who is Asian-American, and Dr. Marina v.N. Whitman, a Unocal director since 1993.

         As a global energy Company with employees based around the world, Unocal employs and strongly benefits from a diverse workforce. As of January 2001, more than half of the Company's total workforce of 6,800, were non-U.S. citizens. Unocal is committed to offering equal employment to all persons without regard to race, creed, color, gender, age, religion, national origin, sexual orientation or physical limitations. The Company makes the same commitment when seeking new candidates for the Board.

Our Position

         The Board of Directors believes that this stockholder proposal is unnecessary because we already are careful to consider the potential impact of new directors on the diversity of the Board, and the preparation of a special report would not be of additional benefit to stockholders.

         The Board of Directors unanimously recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

         The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

         The Company will provide stockholders with the names and addresses of the proponents of the three stockholder proposals and information about their ownership of Unocal common stock promptly upon receipt of an oral or written request to the Secretary of the Company.

                                     ITEM 7.
                                  OTHER MATTERS

     Only such business shall be conducted at an annual meeting of the stockholders as shall have been properly brought before the meeting pursuant to the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or by a stockholder or a beneficial owner of the Company's stock in compliance with the provisions of Section 7 of Article III of the Company's Bylaws.

     The Board of Directors has no knowledge at the time of the printing of this Proxy Statement of other business to be presented for action at the Annual Meeting of Stockholders or any adjournment thereof. If other business properly comes up for action at the Meeting, the proxy holders will vote the proxies in their discretion.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals submitted for inclusion in the Company's proxy statement for the 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 must be received by the Corporate Secretary at 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245, on or before December 10, 2001. Under the Company's Bylaws, stockholder proposals for consideration at the 2002 Annual Meeting, but not for inclusion in the proxy statement, must be received by the Corporate Secretary no later than February 19, 2002. If the Company's Bylaws are amended to change the date of the 2002 Annual Meeting, the deadline for submitting such proposals shall be the later of 90 days before the meeting date or the 10th day following the day on which public announcement of the meeting date is first made. Notice of such proposals must also comply with the provisions of Section 7 of Article III of the Company's Bylaws.


                                By Order of the Board of Directors



                                /s/ Brigitte M. Dewez

                                Brigitte M. Dewez
                                Corporate Secretary

April 9, 2001
El Segundo, California

                                    EXHIBIT A

                               UNOCAL CORPORATION
                         ACCOUNTING & AUDITING COMMITTEE
                                     CHARTER

PURPOSE

The Accounting & Auditing Committee (the Committee) is a committee established by the Board of Directors (the Board) to assist it in fulfilling its oversight responsibilities for the reliability of the Company's financial reporting and the adequacy of its internal operating policies and controls, and the quality and performance of Unocal's internal audit department, comptroller group, and independent accountants.

AUTHORITY

The Committee authority is derived from this Charter as approved by the Board. The Committee is empowered to investigate any matter brought to its attention and shall have unrestricted access to all Company personnel and facilities, books and records, and will be given the resources necessary to discharge its responsibilities.

RESPONSIBILITIES

The Committee's responsibilities are to assist the Board in monitoring significant business risks, the internal control systems and the integrity of the financial reporting process of the Company. Oversight activities will include:

     o    Review  monitoring of compliance  with Company's  Conflict of Interest
          Policy.

     o Review the adequacy of the Company's system of internal controls for financial reporting accuracy, and safeguarding of assets.

     o    Review   accounting   policies  and  policy   changes   including  the
          appropriateness of principles and practices to be followed.

     o Review, with the Company's General Counsel, any legal matters that could have a significant impact on the Company's financial statements.

     o    Review  significant   reporting  or  operating  issues  affecting  the
          financial statements that were discussed and resolved during the accounting period.

     o Review disputes between management and the independent accountants in connection with the preparation of the Company's financial statements.

     o    Review annually with management and the independent accountants:

               - The financial statements to be included in the Company's Annual Report on Form 10-K including their judgement about the quality of accounting principles employed, the reasonableness of significant judgements, and the clarity of the financial statement disclosures;

               - Results of the annual financial statement audit including significant related recommendations to management; and,

               - Any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

     o Review with management and the independent accountants the interim financial results prior to filing of the Company's Quarterly Report on Form 10-Q and discuss the results of the quarterly review and any other matters required to be communicated by the independent accountants under generally accepted auditing standards. The Chairperson of the Committee or a designee may represent the entire Committee for the purpose of this review.

     o    Review the independent accountants' proposed audit scope and approach.

     o Evaluate together with the Board the performance of the independent accountants and if so determined by this Committee, recommend that the Board replace the independent accountants.

     o Review the independent accountants' fee arrangement for audit and non-audit services.

     o    Recommend  to  the  Board  the  selection  and   appointment   of  the
          independent accountants, which firm is ultimately accountable to this Committee and the Board as representatives of the shareholders.

     o Receive periodic written reports from the independent accountants regarding their independence, discuss such reports with the independent accountants, and if so determined by this Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the accountants.

     o Review internal audit plans and budgets to ensure they provide adequate support for the Committee's goals and objectives.

     o    Approve the Internal Audit Department Charter.

     o    Review the quality and activities of the internal audit function.

     o    Review management's appointment of the General Auditor.

     o Prepare the Accounting & Auditing Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     o Obtain from the independent accountants assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been violated and copies of any reports the independent accountants have filed under this Act in relation to the Company or any of its subsidiaries.

The Committee is also responsible to provide assurance that the Company is conducting its affairs ethically and is maintaining effective controls against employee conflict of interest. Oversight activities will include:

     o    Review  Company   policies   relating  to  business  conduct  and  the
          investigation of misconduct.

     o Review management's monitoring of compliance with the Company's Code of Conduct and with the Foreign Corrupt Practices Act.

     o    Review significant cases of misconduct.

     o    Review  Company  policies  and  procedures  for  reviewing   officers'
          expenses, perquisites and use of Company assets.

     o Meet privately at least annually with senior management of the Company, with the internal auditors and with the independent accountants to discuss the quality of accounting and internal controls and to determine if any restrictions have been placed on their examinations by management or if there are any other items that should be discussed.

This Committee shall also review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval.

REPORTING

The Committee shall maintain lines of communication with Company management, the independent accountants and the internal auditors. Meetings shall be scheduled and reports requested as deemed necessary by the Committee.

The Committee shall report committee activities to the Board regularly.

ORGANIZATION

The Committee shall consist of at least three outside directors who meet the independence and experience requirements of the New York Stock Exchange.

The Committee should meet not less than once per Quarter.

The Board shall appoint the Chairperson and Committee members.

Two members shall constitute a quorum.

General

While this Committee has the responsibilities and powers set forth in this Charter, it is not the duty of this Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of this Committee to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and provisions of the Company's Code of Conduct.

                                    EXHIBIT B

                               UNOCAL CORPORATION
           2001 DIRECTORS' DEFERRED COMPENSATION AND STOCK AWARD PLAN

                                Table of Contents


1.       General Description..............................................................................  B-1



2.       Definitions......................................................................................  B-1



3.       Effective Date, Duration.........................................................................  B-4



4.       Administration...................................................................................  B-4



5.       Stock Options....................................................................................  B-4

         (a)      Time of Initial Award...................................................................  B-4

         (b)      Subsequent Annual Awards................................................................  B-4

         (c)      Maximum Number of Shares; Individual Award Limits.......................................  B-4

         (d)      Option Price............................................................................  B-5

         (e)      Option Period and Exercisability........................................................  B-5

         (f)      Termination of Directorship.............................................................  B-5

         (g)      Acceleration of Vesting.................................................................  B-6



6.       Stock Units......................................................................................  B-6

         (a)      Annual Stock Units Award................................................................  B-6

         (b)      Deferral of Regular Cash Compensation Into Deferral Units...............................  B-6

         (c)      Vesting of Units........................................................................  B-7

         (d)      Dividend Equivalent Units...............................................................  B-7

         (e)      Deferral Elections......................................................................  B-7

         (f)      Restrictions, Distributions and Changes to Distributions................................  B-7

         (g)      Payment of Units........................................................................  B-8



7.       Shares Subject To The Plan; Share Limits.........................................................  B-9

         (a)      Shares Available for Issuance...........................................................  B-9

         (b)      Share Limits; Cut Backs.................................................................  B-9

         (c)      Fractional Shares; Minimum Issue........................................................  B-9

                                      B-ii



8.       General..........................................................................................  B-9

         (a)      Government and other regulations........................................................  B-9

         (b)      Tax withholding.........................................................................  B-9

         (c)      Beneficiaries...........................................................................  B-9

         (d)      Non-transferability.....................................................................  B-10

         (e)      Expenses................................................................................  B-10

         (f)      Titles and headings.....................................................................  B-10

         (g)      Governing Law...........................................................................  B-10

         (h)      Limitation on Participants' Rights......................................................  B-11

         (i)      Rights with respect to Stock Units......................................................  B-11

         (j)      Option Agreements.......................................................................  B-11

         (k)      Plan Construction.......................................................................  B-11



9.       Changes in Capital Structure.....................................................................  B-11



10.      Amendments and Termination.......................................................................  B-12



11.      Stockholder Approval.............................................................................  B-12



12.      Pooling Limitations..............................................................................  B-12



13.      Roll-over of Accounts from Former Plan...........................................................  B-12


                                     B-iii

                               UNOCAL CORPORATION
           2001 DIRECTORS' DEFERRED COMPENSATION AND STOCK AWARD PLAN


1.       General Description

     The Plan provides for grants of stock units and stock options to non-employee directors. Non-employee directors may also elect to defer all or a portion of their annual cash compensation into stock units subject to certain conditions.

     The purpose of the Plan is to attract, motivate and retain experienced and knowledgeable directors by offering additional stock based compensation and incentives to defer and potentially enhance their compensation and to encourage stock ownership in the Company.

2.       Definitions

     The following definitions shall be applicable throughout the Plan:

         "Award Units" means Stock Units credited pursuant to Section 6(a) and any dividend equivalent Stock Units credited thereon pursuant to
         Section 6(d).

         "Board" means the Board of Directors of the Company.

         "Cause" shall have the same meaning as determined under Delaware law.

         "Change in Control" means the occurrence of any of the following:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
                  (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (iv) any acquisition by any entity pursuant to a transaction which satisfied conditions
                  (i), (ii) and (iii) of clause (c) below.

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (c) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), or, if the consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any governmental agency , the obtaining of such consent either explicitly or implicitly by consummation of the Business Combination in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination, including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Resulting Entity") in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any Resulting Entity from such Business Combination or any employee benefit plan (or related trust) of the Company or such Resulting Entity from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Resulting Entity from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than in the context of a Business Combination.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Board Governance Committee or any other committee appointed by the Board to administer the Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law.

          "Company" means Unocal Corporation and, if it should cease to exist as a public company, thereafter (on prospective basis) its successors.

          "Deferral Units" means Stock Units credited pursuant to Section 6(b) with respect to the actual amount of compensation deferred by the Eligible Director increased by 20% and any dividend equivalent Stock Units credited thereon pursuant to Section 6(d).

          "Disability" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or mental or physical conditions that render materially more burdensome or impossible the director's continued service as the Committee by resolution may recognize.

          "Distribution Subaccount" means a subaccount of an Eligible Director's Stock Unit Account established to separately account for Stock Units that are subject to different distribution elections or established for different deferral periods.

          "Effective Date" means March 27, 2001.

          "Eligible Director" means any member of the Board who is not an employee of the Company or a Subsidiary.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Former Plan" means the Company's Directors' Restricted Stock Units Plan, as amended.

          "Fair Market Value" means (1) with respect to Options, the average of the high and the low prices of the Stock and (2) with respect to Stock Units, the closing price of the Stock, in each case as reported on the New York Stock Exchange - Composite Transactions Summary or any successor principal market for the Stock.

          "Option" or "Nonqualified Stock Option" means an option to purchase a certain number of shares of Stock granted to Eligible Directors pursuant to Section 5.

          "Participant" means a person who has been granted an Option or Award Units or who has deferred all or a portion of his or her cash compensation into Deferral Units.

          "Plan"  means  the  Unocal   Corporation   2001  Directors'   Deferred
          Compensation and Stock Award Plan, as set forth herein and as it may be amended from time to time.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Stock" means shares of common stock, par value $1.00 per share, of the Company, including any rights attendant thereto upon issuance of the shares, together with any restrictions, limitations or conditions of and to such rights, under the Rights Agreement dated as of January 5, 2000 between the Company and Mellon Investor Services, L.L.C. (as Rights Agent) as it may be amended from time to time and such other stock or other securities or property into which the Stock (or such rights) may be converted or for which it is exchanged or substituted, and any credits thereon, pursuant to Section 9.

          "Stock Unit" means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Stock solely for purposes of determining benefits under the Plan, established pursuant to the grant of Award Units under Section 6(a), an election to defer cash compensation under Section 6(b), or in respect of dividend equivalents under Section 6(d), and payable solely in a share of Stock, on a one-for-one basis.

          "Stock Unit Account" means the bookkeeping account maintained by the Company for each Eligible Director that is credited with Stock Units in accordance with the Plan, and includes, to the extent applicable, any Distribution Subaccount.

          "Subsidiary" means any entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          "Unforeseeable Emergency" means a severe financial hardship to the Eligible Director resulting from a sudden and unexpected illness or accident of the Eligible Director or a dependent of the Eligible Director, loss to the Eligible Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Eligible Director. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case.

3.       Effective Date, Duration

     The effective date of the Plan is March 27, 2001, subject to stockholder approval. No awards may be granted under the Plan after July 1, 2006. The Plan shall continue in effect until all matters relating to Options, Stock Units and the accrual and distribution in respect of compensation deferred on or prior to that date and the administration of the Plan have been completed and all payments of such compensation have been made.

4.       Administration

     The Plan shall be administered by the Committee. The acts of a majority of the members present at any meeting at which a quorum is present and the acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules, regulations and forms and agreements and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee shall also have the authority, subject to the provisions of the Plan, to delegate ministerial, day-to-day administrative details and non-discretionary duties and functions to officers and employees of the Company. The Committee's interpretation of the Plan or any awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5.       Stock Options

     (a) Time of Initial Award. Persons who are Eligible Directors in office immediately after the first annual meeting of stockholders following the date that the Plan is approved by the Board shall be granted without further action by the Committee (except to ascertain the appropriate pricing model) a Nonqualified Stock Option to purchase the number of shares of Stock with a notional present value of $82,500, as determined by the Committee based on a stock option pricing model that it selects.

     After such annual meeting, if any person who is not then an officer or employee of the Company shall become a director of the Company, such person shall be granted without further action by the Committee (except to ascertain the appropriate pricing model) a Nonqualified Stock Option (the date of grant of which will be the date the person takes office) to purchase the number of shares of Stock with a notional present value of $82,500, as determined by the Committee from time to time based on a stock option pricing model that it selects.

     (b) Subsequent Annual Awards. On each May 1 during the term of the Plan, commencing in 2002, each Eligible Director then in office shall be granted without further action by the Committee (except to ascertain the appropriate pricing model) a Nonqualified Stock Option to purchase the number of shares of Stock with a notional present value equal to $27,500, as determined by the Committee from time to time based on a stock option pricing model that it selects.

     (c) Maximum Number of Shares; Individual Award Limits. Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 7(a) shall be prorated within such limitation pursuant to Section 7(b). An Eligible Director shall not receive more than one Nonqualified Stock Option under this Section 5 in any calendar year. If a director is first eligible for an Option under the Plan on May 1 of a year, the number of shares subject to an Option will be determined under clause (a) above.

     (d) Option Price. The exercise price per share of the Stock covered by each Option granted pursuant to Section 5(a) and 5(b) shall be 100 percent of the Fair Market Value of the Stock on the date of grant. The exercise price of any Option granted under this Section shall be paid in full at the time of each purchase in cash or by check or in shares of Stock valued at their Fair Market Value on the date the Participant exercises the Option, or partly in such shares and partly in cash, provided that any such shares used in payment that were previously acquired by the Participant from the Company upon exercise of an Option or otherwise shall have been owned by the Participant at least six months prior to the date of exercise. In addition to the payment methods described above, unless otherwise determined by the Committee, the Option may be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price and any applicable tax withholding under Section 8(b). The Company shall not be obligated to deliver shares of Stock unless and until it receives full payment of the exercise price therefor and any related withholding obligations and conditions of the Option have been satisfied.

     (e) Option Period and Exercisability

          (1) Each Option granted under this Section 5 and all rights or obligations thereunder shall expire ten years after the date of grant and shall be subject to earlier termination as provided in Section 5(f) below.

          (2) Each Option shall vest and become exercisable according to the following schedules:

               (A) Initial options granted to persons pursuant to Section 5(a) who are Eligible Directors remaining in office after the first annual meeting of stockholders immediately following the date the Plan is approved by the Board shall vest and become exercisable 33 1/3% on the day before the annual meeting of stockholders on each of the first 3 years after the date of grant;

               (B) Initial options granted to persons pursuant to Section 5(a) who become Eligible Directors after the annual meeting of stockholders at which the Plan was approved shall vest and become exercisable 33 1/3% on each of the first 3 anniversaries of the date of grant; and

               (C) Annual options granted to persons pursuant to Section 5(b) shall vest and become exercisable 50% on each of the first 2 anniversaries of the date of grant.

     (f) Termination of Directorship

               (1) If an Eligible Director has served on the Board for three years or more, and his or her services terminate for any reason other than for Cause, then the Participant will have until the date that is three years after the date of such termination or until the expiration of the stated term (whichever first occurs) to exercise his or her Option (or portion thereof) to the extent that it was both vested and exercisable on the date of termination of service.

               (2) If an Eligible Director has served on the Board for less than three years, and his or her services terminate for any reason other than for Cause, then the Participant will have until the date that is two years after the date of such termination or until the expiration of the stated term (whichever first occurs) to exercise his or her Option (or portion thereof) to the extent that it was both vested and exercisable on the date of termination of services.

               (3) If an Eligible Director's services are terminated for Cause, all unexercised Options, vested and unvested, shall terminate on the date of termination of services.

               (4) If an Eligible Director's services terminate for any reason other than for Cause, to the extent not vested on the date of termination of service, the Option shall terminate. Options vesting by acceleration as of such date are deemed vested.

     (g) Acceleration of Vesting. If (1) a Participant's service as a director is terminated due to death or Disability, (2) a Change in Control occurs, or (3) with respect to Options that have been outstanding for at least nine months, a Participant retires from service at the end of the Participant's then current term and after completing five full years of service but is ineligible to stand for reelection under the Company's director retirement policy, each Option granted under this Section 5 shall become immediately vested and exercisable in full.

6.       Stock Units

     (a) Annual Stock Units Award. As of July 1 of each year during the term of the Plan commencing in 2002, each Eligible Director then in office shall be granted Award Units with a total value equal to 20 percent of his or her cash compensation payable by the Company, whether or not paid in cash, for services rendered as a director (determined before any deferral election under Section 6(b)) during the prior 14 month period (from May 1, 2001, through June 30, 2002) as to the July 1, 2002 award, and during the prior 12 month period for each year thereafter. The number of Award Units included in each such award shall be based on the Fair Market Value of the Stock for the 30 consecutive trading days prior to the date of grant. The Company shall credit to the Eligible Director's Stock Unit Account the number of Award Units so determined. The Award Units will be distributed pursuant to the applicable deferral election made by the Participant in accordance with the deferral election procedures described in Section 6(e). If the Participant does not timely elect otherwise, Award Units will be paid in a lump sum as soon as administratively practicable after the earlier of the date that the Participant no longer serves as a member of the Board or upon a Change in Control.

     If an Eligible Director terminates his or her service as a director prior to July 1 of any year after July 1, 2001, he or she shall be granted Award Units with a total value equal to 20% of the cash compensation so payable by the Company for services rendered to the Company as a director from the start of the applicable 14 or 12 month period in which the termination occurs through the service termination date. The number of Award Units included in each such award shall be based on the Fair Market Value of the Stock for the 30 consecutive trading days prior to the service termination date. The Award Units shall be credited to his or her Stock Unit Account within 30 days after the date of termination and will be distributed pursuant to the applicable deferral election made by the Participant.

          (b) Deferral of Regular Cash Compensation Into Deferral Units

     Each Eligible Director may also elect annually to defer all or part of his or her cash compensation, in increments of no less than 10%, payable for services rendered as a director into Deferral Units. An Eligible Director's election to defer cash compensation shall be irrevocable, except as expressly provided in the Plan, and shall be effective for compensation earned for services as a director of the Company for the calendar year with respect to which the deferral election is made; except with respect to the period from May 1, 2001, through December 31, 2001, for which the deferral election will be effective only for compensation earned from May 1, 2001, through December 31, 2001. The amount of compensation earned by an Eligible Director under the Plan in any month shall be increased by 20% (as so increased, the "Adjusted Deferral Amount") for purposes of determining the number of Deferral Units to be credited to such director. An Eligible Director's deferral election shall be made pursuant to the election procedures in Section 6(e).

     At the end of each quarter, the number of Deferral Units to be credited to an Eligible Director's Stock Unit Account with respect to deferrals under this
Section 6(b) shall be the director's Adjusted Deferral Amount for that quarter divided by the Fair Market Value of the Stock over the quarter.

     (c) Vesting of Units. Deferral Units and Award Units shall be fully vested and non-forfeitable at all times..

     (d) Dividend Equivalent Units

          (1) At the end of each quarter in which a dividend is paid on Stock, additional Stock Units (or portions thereof) will be credited to the Eligible Director's Stock Unit Account. The number of Stock Units so credited shall equal the cash dividend (or declared value of any other dividend) per share multiplied by the number of Stock Units in the Eligible Director's Stock Unit Account as of the end of the preceding quarter divided by the Fair Market Value of a share of Stock over the preceding quarter.

          (2) If a distribution event occurs after a record date but before a dividend payment date, the dividend equivalent rights, with respect to distributed shares, will be settled in cash, in lieu of additional Stock Units, on the payment date based on the total number of shares distributed.

          (3) Stock Units credited in respect of dividend equivalents shall be paid in Stock (except as provided in Section 7(b)) at the same time and the same manner as the Stock Units to which they relate.

     (e) Deferral Elections. Subject to Section 6(f):

          (1) Initial Elections. Participants may make an irrevocable election to defer all or a portion of Award Units awarded under Section 6(a) and all or a portion of cash compensation into Deferral Units under Section 6(b). For a deferral election to be effective, any such election must be received by the Company no later than the applicable deadline for the period to which the deferral relates (but, in any event, no later than 30 days after the Plan is adopted by the Board as to compensation earned in 2001 and immediately preceding December 31 for each subsequent calendar year). Notwithstanding the preceding sentence, a person who first becomes an Eligible Director during a calendar year may make a deferral election with respect to the compensation payable through the end of that calendar year, provided that (a) the election is received by the Company within the 30-day period following the date that the person first becomes an Eligible Director, and (b) the election applies only to compensation earned for services as a Board member after the date the election is received by the Company.

          (2) Subsequent Elections. An Eligible Director shall be permitted to make a different election with respect to each annual deferral period and, with respect to Award Units and Deferral Units, as to the time in which his or her benefits shall be distributed. For each Eligible Director who makes one or more distribution elections, his or her Stock Unit Account shall be divided into two or more Distribution Subaccounts as necessary or advisable to separately account for deferrals which are payable at different times.

     (f) Restrictions, Distributions and Changes to Distributions

          (1) Time and Manner of Distribution. Participants shall be entitled to receive a distribution of his or her Stock Unit Account at such time as may be elected by the Participant at the time of a deferral election under
     Section 6(e) and as set forth in writing on forms provided by the Company. The earliest distribution date that may be elected for Deferral Units is three years after the commencement of the applicable deferral period, and for Award Units, three years after the date of award, except, in either case, upon a Change in Control or the Participant's termination of services as a director if the director has elected such earlier time. The latest distribution date for Stock Units will be, in the aggregate, the later of 15 years from the commencement of the applicable deferral period or the Participant's termination of service.

          Notwithstanding any contrary elections or other terms of the Plan, a Participant shall receive an immediate crediting and distribution of Stock Units under the Plan if, and to the extent that, as a result of the Participant accepting government or community service, the Participant is required to divest all interests in the Company and would otherwise forfeit such benefits.

          (2) Change in Time of Distribution. An Eligible Director may elect to further defer the commencement of any distribution to be made with respect to Stock Units benefits payable under the Plan by filing a new written election in a form and manner approved by the Committee; provided, however, that (A) no such new election shall be effective until 12 months after such election is filed, (B) no such new election shall be effective with respect to any Stock Units after the distribution of benefits with respect to the applicable Stock Units subaccount shall have commenced, and (C) no more than two new elections with respect to any annual deferral period shall be recognized as to any Participant.

          (3) Early Distributions. Participant shall be permitted to elect to withdraw (subject to Committee approval to the extent required to avoid any matchable event under Section 16(b) of the Exchange Act) not less than 50% of his or her Stock Unit Account, reduced by the withdrawal penalty described below, prior to the applicable payment date(s) ("Early Distributions"), subject to the following restrictions:

          (A) The election to take an Early Distribution shall be made in writing on a form provided by and filed with the Committee;

          (B) The amount of the Early Distribution shall equal 90% of the amount the Eligible Director has elected to withdraw; and

          (B) The remaining 10% of the amount the Eligible Director has elected to withdraw shall be permanently surrendered, and the Eligible Director or his or her Beneficiary shall have no rights with respect to such surrendered amounts.

     The Eligible Director's remaining Stock Units in the Stock Unit Account shall continue to be credited with Dividend Equivalents in accordance with
     Section 6(d).

          (4) Distributions for Unforeseeable Emergencies. A Participant may request a distribution of the Participant's Stock Units for an Unforeseeable Emergency (without penalty or surrender of rights). Any distribution for an Unforeseeable Emergency shall be subject to approval by the Committee in its sole discretion and may be made only to the extent necessary to satisfy the hardship.

          The Committee may treat a distribution as necessary for an Unforeseeable Emergency if it relies on the Eligible Director's written representation, without actual knowledge to the contrary, that the hardship cannot reasonably be relieved through timely reimbursement or compensation by insurance or otherwise, or by liquidation of the Eligible Director's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

     (g) Payment of Units. Upon a distribution event, the Company shall, subject to Section 8(b) hereunder, deliver a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 6(f)(3) if applicable) to which the Participant is then entitled (whether by expiration of the applicable deferral period, determination of Unforeseeable Emergency or voluntary withdrawal under Section 6(f)(3)) under the terms of the Plan.

7.       Shares Subject To The Plan; Share Limits

     (a) Shares Available for Issuance. Subject to adjustment under Section 9, the aggregate number of shares of Stock that may be issued or delivered under the Plan shall not exceed 500,000 shares. Stock delivered by the Company under the Plan shall be shares of authorized and unissued shares of Stock and/or previously issued Stock held as treasury shares and shall be fully paid and non-assessable when issued. Shares issuable on exercise of Options or payment of Stock Units shall be reserved for issue, and to the extent that awards terminate or expire without payment in shares, the shares will be available for subsequent grants or accretions.


     (b) Share Limits; Cut Backs. If any grant of an Option or the award or crediting of Stock Units would cause the sum of the shares of Stock previously issued and shares issuable under outstanding awards under the Plan to exceed the maximum number of shares authorized under the Plan, the Company shall prorate among the Eligible Directors the grant of new Options or award of Stock Units and allocate the number of remaining shares available for issuance first to the grant of Options, second toward the award of Award Units and third to the crediting of Deferral Units. If and for so long as no available share authorization remains, no additional Options shall be granted or Stock Units credited, cash shall be paid in lieu of dividend equivalents under Section 6(d) for such duration and any contrary or inconsistent elections shall be deemed revised or rescinded accordingly.

     (c) Fractional Shares; Minimum Issue. Fractional share interests may be accumulated but shall not be issued. Cash will be paid or transferred in lieu of any fractional share interests that remain upon a final distribution under the Plan. No fewer than 100 shares may be purchased on exercise of an Option at any one time unless the number purchased is the total number at the time available for purchase under the Option.

8.       General

     (a) Government and other regulations. The obligation of the Company to book Stock Units, issue or deliver stock or Options or otherwise make payments under the Plan are subject to compliance with all applicable laws, rules, and regulations (including, without limitation, federal and state securities laws), and to such approvals by any listing, agency, or regulatory or governmental authorities as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company shall be under no obligation to register under the Securities Act any of the securities issued or delivered under the Plan. Any securities issued or delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company, as the Company may deem necessary or advisable to assure compliance with all applicable legal requirements.

     (b) Tax withholding. The Company shall have the right to deduct from all cash payments any federal, state or local taxes as required by laws to be withheld with respect to such cash payments and, with respect to the delivery of Stock, the Company has the right to require the person receiving such Stock to pay to the Company the amount of any such taxes which the Company is required to withhold. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the Fair Market Value on the date of distribution.

     (c) Beneficiaries

          (1) Beneficiary Designation. Upon forms provided by the Company each Eligible Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8(c)(2)) whom such Eligible Director desires to receive any amounts payable under the Plan after his or her death. Beneficiary designation forms shall be effective on the date that the form is received by the Corporate Secretary. An Eligible Director may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Corporate Secretary. However, if a married Eligible Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse. The Eligible Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee. The Company and the Committee may rely on the Eligible Director's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan.

          (2) Definition of Beneficiary. An Eligible Director's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts so designated by the Eligible Director or, in the absence of such designation, entitled by will or the laws of descent and distribution to receive the Eligible Director's benefits under the Plan in the event of the Eligible Director's death, and shall mean the Eligible Director's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

     (d) Non-transferability. A Participant's rights and interests under the Plan in respect of Options and Stock Units, including amounts payable or Stock deliverable under or in respect thereof, may not be assigned, pledged, or transferred except:

          (1) in the event of a Participant's death, to a designated beneficiary as provided in Section 8(c) above the Plan, or in the absence of such designation, by will or the laws of descent and distribution; or

          (2) in the case of Options, with the consent of the Committee evidenced in writing or by duly adopted resolution, to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee) and only if such transfer would not adversely affect the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Company.

The above exercise and transfer restrictions shall not apply to transfers to the Company, transfers pursuant to a court order or to the authorization by the Committee of "cashless exercise" procedures for Options granted under the Plan.

     (e) Expenses. The expenses of administering the Plan shall be borne by the Company.

     (f) Titles and headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     (g) Governing Law. The validity of the Plan or any of its provisions and any agreements entered into under the Plan shall be construed, administered and governed in all respects under the laws of the State of Delaware. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     (h) Limitation on Participants' Rights. Participation in the Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as expressly provided herein. No Participant shall have any right to any payment or benefit hereunder except to the extent provided herein. The Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any Participant or other person. The Plan, in and of itself, has no assets. Participants shall have rights no greater than those of a general unsecured creditor of the Company with respect to amounts or benefits payable or credited under the Plan.

     (i) Rights with respect to Stock Units. A Participant's Stock Unit Account shall be a memorandum account on the books of the Company. The Stock Units credited to such account shall be used solely as a device to determine the number of shares of Stock to be eventually distributed to the Participant in accordance with the Plan. The Stock Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Stock Units credited under the Plan.

     (j) Option Agreements. Each Option granted to an Eligible Director under the Plan shall be evidenced by an agreement in a form approved by the Committee and will contain the terms and conditions consistent with the Plan as approved by the Committee relating to the Option.

     (k) Plan Construction. By its approval of the Plan, the Board intends that the transactions contemplated by the Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 promulgated under the Exchange Act so that, among other transactions, the elective deferrals, the crediting of Stock Units and payment in Stock, and other elections in respect thereof as well as grants of Options will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act.

9.       Changes in Capital Structure

     Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution in respect of the Stock (whether in the form of securities or property); any exchange of Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Stock; or a sale of substantially all the assets of the Company as an entirety; then the Board shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances proportionately adjust any or all of (a) the number and type of shares of Stock (or other securities or property) that thereafter may be made the subject of Options, Stock Units and Stock Unit Accounts (including the specific maxima and numbers of shares set forth elsewhere in the Plan), (b) the number, amount and type of shares of Stock (or other securities or property) subject to any or all outstanding Options and payable in respect of Stock Units,
(c) the grant, purchase, or exercise price of any or all outstanding Options, and the number and type of Stock Units (both credited and vested) under the Plan.

     To the extent that any vested Option is not exercised prior to (i) a dissolution of the Company or (ii) a merger or other corporate event, and no provision is made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

     Any rights in respect of cash or any equivalent into which the Stock or rights to receive stock may be or have been converted as a result of an event contemplated by this Section 9 shall include a right to quarterly interest credits based upon the rate (quoted as an annual rate) that is 120% of the federal rate for compounding for the applicable period of time to payment, determined and published by the Secretary of the United States Department of Treasury under Section 1274(d) of the Code, for the month in which interest is credited.

10.     Amendments and Termination

     Subject to Section 11, the Board shall have the right to amend the Plan (including outstanding awards) in whole or in part from time to time or may at any time suspend or terminate the Plan; provided, however, that no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant's rights with respect to Stock Units credited to his or her Stock Unit Account which are then vested (assuming solely for such purposes a voluntary termination of services as of the date of such amendment or termination) or Options granted, and provided further that neither
Section 5 nor any other provision of the Plan or an award shall be amended to permit the reduction (by amendment, substitution, cancellation and regrant or other means) of the exercise price of any Option without prior stockholder approval. Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants (subject to any applicable consent requirement above) shall be bound thereby upon receipt of notice thereof. Changes contemplated by Section 9 shall not be deemed to constitute changes or amendments for purposes of this Section 10.

11.      Stockholder Approval

     The Plan, any grant, election, action, crediting or vesting prior to stockholder approval, shall be subject to approval of the Plan by the stockholders of the Company and, to the extent required under applicable law, required by the provisions of Section 10, or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to stockholder approval.

12.      Pooling Limitations

     If the Board, in its sole discretion, determines that the existence of the Plan, or the grant of any Options or award or crediting of any Stock Units under the Plan would cause any transaction (whether or not contemplated at the time the Plan was adopted) that is or likely would be intended to be accounted for as a pooling of interests transaction to fail to qualify for pooling of interests accounting, the Board may rescind any grant of any Option or crediting or award of Stock Units and any acceleration of vesting or delivery of Stock in respect of the rollover of stock units to the extent (if any) required by the applicable accounting rules to qualify such transaction or remain eligible for pooling of interest accounting. To the extent that such Board action would adversely affect the compensation of the Participants, the Former Plan shall be deemed reinstated, the termination date under Section 3 of the Former Plan shall be extended through June 30, 2003 and the number of shares authorized by the Former Plan shall be increased to the extent (if any) as may be necessary to accommodate the adjustments contemplated below. The restrictions upon and the number of Stock Units then credited shall be subject to adjustment and/or forfeiture to the extent necessary to reflect the terms and number of stock units that would have been credited under the Former Plan had the Former Plan been in effect without interruption and the Plan not adopted, all to the extent that such adjustment is necessary to preserve the Company's ability to qualify for pooling of interest accounting. If so reinstated, the Former Plan shall continue in effect until all matters relating to stock units, including accrual and distributions in respect of compensation deferred, the administration and payout of stock units, have been completed.

13.      Roll-over of Accounts from Former Plan

     A Participant may make a one time election to roll over 100% of stock units awarded to the Participant under the Former Plan into the Participant's Stock Unit Account. Unless the Participant otherwise elects as permitted hereby, the stock units shall remain subject to the deferral elections then in effect with regard to the stock units. The Participant shall be entitled to make a one time modification to such election to provide for a distribution upon an earlier termination of service or upon a Change in Control; provided that any such modification shall not be effective until 12 months after the election is made. Any stock units so rolled over into the Plan shall become subject to and governed by the terms and conditions of the Plan; provided however, that the provisions of Sections 6(f)(1) and 6(f)(2) shall not apply and the Participant shall not be entitled to make any additional changes permitted by Section 6(e) to his or her original distribution election under the Plan.

                                           UNOCAL CORPORATION
                                           C/O MELLON INVESTOR SERVICES LLC
                                           P.O. Box 1474, Church Street Station
                                           New York, NY 10277-1474

                                 UNOCAL [LOGO]

                                           Board of Directors Proxy
                                           2001 ANNUAL MEETING OF STOCKHOLDERS

TIMOTHY H. LING AND DENNIS P.R. CODON, OR EITHER OF THEM, WITH FULL POWER OF SUBSTITUTION, ARE HEREBY APPOINTED BY THE SIGNATORY OF THIS PROXY TO VOTE ALL SHARES OF COMMON STOCK HELD BY THE SIGNATORY ON MARCH 22, 2001, AT THE MAY 21, 2001 ANNUAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION, AND ANY ADJOURNMENT THEREOF, ON EACH OF THE ITEMS ON THE REVERSE SIDE, SUBJECT TO ANY DIRECTIONS GIVEN THERE, AND, IN THEIR DISCRETION, ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1,2,3, AND AGAINST ITEMS 4,5 AND 6.

                         (CONTINUED, AND TO BE DATED AND SIGNED ON REVERSE SIDE)

                            -FOLD AND DETACH HERE-





                             -FOLD AND DETACH HERE-


                     YOUR VOTE IS IMPORTANT TO THE COMPANY


                    YOU MAY VOTE BY TELEPHONE OR THE INTERNET
                   USING THE INSTRUCTIONS ON THE REVERSE SIDE

                                       OR

                          MAIL IN YOUR VOTE USING THE
                         ENCLOSED POSTAGE-PAID ENVELOPE


UNOCAL [LOGO]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2001
ANNUAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION

Please mark your votes as indicated in this example [X]
- ---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes for Items 1, 2, and 3
-----------------------------------------------------------------------------------------------------------------------------

Item 1:  Election of the following nominees as     FOR ALL         WITHHOLD AUTHORITY
         directors for three-year terms to         Nominees [_]    to vote for all nominees [_]
         expire in 2004:

         (01) Frank C. Herringer
         (02) Charles R. Larson                    WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
         (03) Marina v.N. Whitman
         (04) Charles R. Williamson                --------------------------------------------------------

Item 2:  Ratification of appointment of PricewaterhouseCoopers LLP                   FOR           AGAINST          ABSTAIN
         as independent accountants                                                  [_]             [_]              [_]

Item 3:  Approval of 2001 Directors' Deferred Compensation                           FOR           AGAINST          ABSTAIN
         and Stock Award Plan                                                        [_]             [_]              [_]

-----------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends votes AGAINST Items 4,5, and 6
-----------------------------------------------------------------------------------------------------------------------------

Item 4:  Stockholder Proposal: Workplace code of conduct                             FOR           AGAINST          ABSTAIN
         based on ILO conventions                                                    [_]             [_]              [_]


Item 5:  Stockholder Proposal: Executive Compensation review and report              FOR           AGAINST          ABSTAIN
                                                                                     [_]             [_]              [_]

Item 6:  Stockholder Proposal: Selection of Board of Directors                       FOR           AGAINST          ABSTAIN
         candidates                                                                  [_]             [_]              [_]
----------------------------------------------------------------------------------------------------------------------------


                                                                                       CHECK THIS BOX FOR OPEN BALLOT [_]
                                                                                       (If you check this box, the Company will
                                                                                       be given access to your proxy)

                                                                                       MEETING ATTENDANCE             [_]
                                                                                       Check this box if you plan to
                                                                                       attend the 2001 Annual Meeting

                                                                                       CHECK THIS BOX FOR
                                                                                       ELECTRONIC DELIVERY            [_]
                                                                                       (If you check this box, you agree to
                                                                                       receive future annual reports and proxy
                                                                                       statements by using a computer to access
                                                                                       Unocal's site on the internet, and we
                                                                                       will not mail paper copies of future
                                                                                       annual reports and proxy statements to you
                                                                                       unless you request them.)

SIGNATURE                              SIGNATURE                             DATE
         ----------------------------            ---------------------------      ----------------

Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign. - SEE OTHER SIDE FOR IMPORTANT INFORMATION - -
--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -


                                                                   UNOCAL [LOGO]



                                                                ADMISSION TICKET

UNOCAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS

Meeting Time/date:      10:00 a.m., Monday, May 21, 2001
Meeting Location:       Unocal Hartley Center Auditorium,
                        376 S. Valencia Avenue, Brea, CA 92823

***Bring this admission ticket and a photo I.D. with you to the meeting on May 21. Do not mail.***

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                      Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------                  ------------------------                --------------------------
         Internet                                  Telephone                                    Mail
http://www.proxyvoting.com/ucl                  1-800-840-1208
------------------------------                  ------------------------                --------------------------

Use the Internet to vote your                   Use any touch-tone                      Mark, sign and date your
proxy.  Have your proxy card                    telephone to vote                       proxy card and return
in hand when you access the                     your proxy.  Have                       it in the enclosed
web site.  You will be               OR         your proxy card in            OR        postage-paid envelope.
prompted to enter your control                  hand when you call.
number, located in the box                      You will be prompted
below, to create and submit                     to enter your control
an electronic ballot.                           number, located in the
                                                box below, and then
                                                follow the directions
                                                given.

------------------------------                  ------------------------                --------------------------

VIEW UNOCAL'S ANNUAL REPORT AND PROXY
STATEMENT ON THE WORLD WIDE WEB!

ANNUAL REPORT: http://www.unocal.com/annualreport

Proxy Statement: http://www.unocal.com/proxy

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

TO: MEMBERS OF THE UNOCAL SAVINGS PLAN

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2001. THE SHARES IN YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE OF THE UNOCAL SAVINGS PLAN WILL VOTE THE SHARES IN THE SAME PROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT RECEIVES DIRECTION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE TRUSTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE INDEPENDENT VOTING TABULATOR.

TO: HOLDERS OF UNOCAL RESTRICTED STOCK

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2001. YOUR RESTRICTED STOCK WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS WILL VOTE YOUR RESTRICTED STOCK IN ITS DISCRETION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE INDEPENDENT VOTING TABULATOR.

Putnam Fiduciary Trust Company, Trustee      Unocal Corporation, Administrator
Unocal Savings Plan                          Management Incentive Programs
Investors Way                                2141 Rosecrans Ave, Suite 4000
Norwood, MA  02062                           El Segundo CA  90245


PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE - UNOCAL SAVINGS PLAN
UNOCAL CORPORATION - ADMINISTRATOR FBO EMPLOYEES WITH RESTRICTED STOCK

ANNUAL MEETING OF STOCKHOLDERS - VOTING INSTRUCTIONS

Please mark your votes as indicated in this example [X]
- ---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes for Items 1, 2, and 3
-----------------------------------------------------------------------------------------------------------------------------

Item 1:  Election of the following nominees as     FOR ALL         WITHHOLD AUTHORITY
         directors for three-year terms to         Nominees [_]    to vote for all nominees [_]
         expire in 2004:

         (01) Frank C. Herringer
         (02) Charles R. Larson                    WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
         (03) Marina v.N. Whitman
         (04) Charles R. Williamson                --------------------------------------------------------

Item 2:  Ratification of appointment of PricewaterhouseCoopers LLP                   FOR           AGAINST          ABSTAIN
         as independent accountants                                                  [_]             [_]              [_]

Item 3:  Approval of 2001 Directors' Deferred Compensation                           FOR           AGAINST          ABSTAIN
         and Stock Award Plan                                                        [_]             [_]              [_]

-----------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends votes AGAINST Items 4,5, and 6
-----------------------------------------------------------------------------------------------------------------------------

Item 4:  Stockholder Proposal: Workplace code of conduct                             FOR           AGAINST          ABSTAIN
         based on ILO conventions                                                    [_]             [_]              [_]


Item 5:  Stockholder Proposal: Executive Compensation review and report              FOR           AGAINST          ABSTAIN
                                                                                     [_]             [_]              [_]

Item 6:  Stockholder Proposal: Selection of Board of Directors                       FOR           AGAINST          ABSTAIN
         candidates                                                                  [_]             [_]              [_]
----------------------------------------------------------------------------------------------------------------------------


SIGNATURE                       SIGNATURE                   DATE
         -----------------------         -------------------    ----------------

Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.


                                    - See other side for important information -


- ------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
                          24 hours a day/7 days a week

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, and returned your voting instructions.

VOTE BY PHONE:
--------------

1) Read the accompanying Proxy Statement.
2) With your proxy card in hand, dial 1-800-840-1208 using a touch-tone telephone.
3) When prompted, enter your Control Number, located in the lower right-hand
                             --------------                 ----------------
   corner of this form.
   ------
4) Follow the simple instructions to vote.

or

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